UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22946
Guggenheim Strategy Funds Trust
 (Exact name of registrant as specified in charter)
805 King Farm Blvd, Suite 600, Rockville, MD 20850
 (Address of principal executive offices) (Zip code)
Amy J. Lee
805 King Farm Blvd, Suite 600, Rockville, MD 20850
 (Name and address of agent for service)
Registrant's telephone number, including area code: (301) 296-5100
Date of fiscal year end:  September 30
Date of reporting period: October 1, 2017 – September 30, 2018

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Manager”) is pleased to present the annual shareholder report for the Funds in the Guggenheim Strategy Funds Trust: Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (the “Fund” or “Funds”). The report covers the annual fiscal period ended September 30, 2018.

The investment objective for the Funds is to seek a high level of income consistent with the preservation of capital. There is no guarantee that the Funds will achieve their objective.

GPIM is responsible for the management of the Funds’ portfolio of investments. GPIM is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and GPIM.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

ECONOMIC AND MARKET OVERVIEW (Unaudited)
While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.
The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.
Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.
Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.
The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.
Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.
In the 12 months ended September 30, 2018, the U.S. Treasury curve continued its bear-flattening trend (when short-term rates increase at a faster rate than long-term rates), as the yield on the two-year U.S. Treasury rose 134 basis points, from 1.48% to 2.82% and the yield on the 10-year U.S. Treasury rising just 73 basis points, from 2.33% to 3.06%. The difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed from 85 basis points to 24 basis points. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.
We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.
For the one year period ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 17.91%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.74%. The return of the MSCI Emerging Markets Index* was -0.81%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.22% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.05%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.59% for the one year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions (Unaudited)
The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to the equity market performance of developed markets excluding the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

Strategy Fund I

Management Discussion of Fund Performance (Unaudited)

For the annual fiscal period ended September 30, 2018, the return of Guggenheim Strategy Fund I was 2.48%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 1.52% for the fiscal year.

The Fund was mainly invested in short duration asset-backed securities (ABS), corporate bonds, collateralized mortgage obligations, and cash equivalents. The Fund held approximately 20% cash and cash equivalents at period end. Performance contributors were ABS, corporate bonds, and mortgage-backed securities. There were no detractors from performance for the period.

A majority of the Fund’s structured credit holdings, including ABS, feature floating rate coupons, yields generally higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. Non-agency residential mortgage-backed securities may offer downside protection by limiting credit risk with amortizing structures and interest rate risk with floating coupons.

The Fund uses derivatives primarily to hedge foreign exchange and interest rate exposure. For the period, the derivatives performed as expected.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Strategy Fund II

Management Discussion of Fund Performance (Unaudited) (continued)

For the annual fiscal period ended September 30, 2018, the return of Guggenheim Strategy Fund II was 2.60%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 1.52% for the fiscal year.

The Fund was mainly invested in short duration asset-backed securities (ABS), corporate bonds, collateralized mortgage obligations, and cash equivalents. The Fund held approximately 9% cash and cash equivalents at period end. Performance contributors were ABS, corporate bonds, and mortgage-backed securities. There were no detractors from performance for the period.

A majority of the Fund’s structured credit holdings, including ABS, feature floating rate coupons, yields generally higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. Non-agency residential mortgage-backed securities may offer downside protection by limiting credit risk with amortizing structures and interest rate risk with floating coupons.

The Fund uses derivatives primarily to hedge foreign exchange and interest rate exposure. For the period, the derivatives performed as expected.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Strategy Fund III

Management Discussion of Fund Performance (Unaudited) (continued)

For the annual fiscal period ended September 30, 2018, the return of Guggenheim Strategy Fund III was 2.61%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 1.52% for the fiscal year.

The Fund was mainly invested in short duration asset-backed securities (ABS), collateralized mortgage obligations, corporate bonds, and cash equivalents. The Fund held approximately 6% cash and cash equivalents at period end. Performance contributors were ABS, corporate bonds, and mortgage-backed securities. There were no detractors from performance for the period.

A majority of the Fund’s structured credit holdings, including ABS, feature floating rate coupons, yields generally higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. Non-agency residential mortgage-backed securities may offer downside protection by limiting credit risk with amortizing structures and interest rate risk with floating coupons.

The Fund uses derivatives primarily to hedge foreign exchange and interest rate exposure. For the period, the derivatives performed as expected.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Variable Insurance Strategy Fund III

Management Discussion of Fund Performance (Unaudited) (concluded)

For the annual fiscal period ended September 30, 2018, the return of Guggenheim Variable Insurance Strategy Fund III was 2.66%. For comparison, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index returned 1.52% for the fiscal year.

The Fund was mainly invested in short duration asset-backed securities (ABS), collateralized mortgage obligations, corporate bonds, and cash equivalents. The Fund held approximately 6% cash and cash equivalents at period end. Performance contributors were ABS, corporate bonds, and mortgage-backed securities. There were no detractors from performance for the period.

A majority of the Fund’s structured credit holdings, including ABS, feature floating rate coupons, yields generally higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. Non-agency residential mortgage-backed securities may offer downside protection by limiting credit risk with amortizing structures and interest rate risk with floating coupons.

The Fund uses derivatives primarily to hedge foreign exchange and interest rate exposure. For the period, the derivatives performed as expected.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

Guggenheim Strategy Fund I

Portfolio Breakdown	% of Net Assets
Asset Backed Securities	33.2%
Corporate Bonds	30.1%
Collateralized Mortgage Obligations	13.8%
Commercial Paper	13.6%
Money Market Fund	4.1%
Foreign Government Debt	2.5%
Repurchase Agreements	1.8%
Other Assets & Liabilities, net	0.9%
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2018
	1 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund I	2.48%	1.75%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	1.52%	0.52%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $9.99 per share. The initial NAV of $9.99 has been restated to reflect the reorganization of Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund, effective November 30, 2018. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
West CLO Ltd., 3.25%	2.3%
Atlas Senior Loan Fund IV Ltd., 2.99%	2.0%
Seneca Park CLO Ltd., 3.46%	1.8%
Venture XVI CLO Ltd., 3.19%	1.8%
National Bank of Canada, 3.17%	1.5%
Northwoods Capital Ltd., 3.64%	1.4%
CSMC Series, 2.21%	1.3%
Government of Japan	1.2%
Fortress Credit Opportunities IX CLO Ltd., 3.86%	1.2%
CIM Trust, 4.07%	1.2%
Top Ten Total	15.7%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (continued)	September 30, 2018

Guggenheim Strategy Fund II

Portfolio Breakdown	% of Net Assets
Asset Backed Securities	51.4%
Corporate Bonds	21.3%
Collateralized Mortgage Obligations	20.7%
Commercial Paper	3.0%
Money Market Fund	3.0%
Repurchase Agreements	1.9%
Foreign Government Debt	0.6%
Senior Floating Rate Interests	0.5%
Other Assets & Liabilities, net	(2.4%)
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2018
	1 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund II	2.60%	2.09%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	1.52%	0.52%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Atlas Senior Loan Fund IV Ltd., 2.99%	2.2%
TICP CLO Ltd., 3.74%	2.1%
ALM XII Ltd., 3.23%	2.0%
West CLO Ltd., 3.25%	2.0%
AIMCO CLO Series, 3.45%	1.7%
Telos CLO Ltd., 3.61%	1.7%
KVK CLO Ltd., 3.52%	1.6%
Octagon Investment Partners XIX Ltd., 3.44%	1.3%
Regatta V Funding Ltd., 3.50%	1.3%
Venture XVI CLO Ltd., 3.19%	1.2%
Top Ten Total	17.1%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (continued)	September 30, 2018

Guggenheim Strategy Fund III

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	56.8%
Collateralized Mortgage Obligations	24.9%
Corporate Bonds	11.9%
Money Market Fund	3.0%
Commercial Paper	2.3%
Senior Floating Rate Interests	1.2%
Repurchase Agreements	0.7%
Foreign Government Debt	0.7%
Other Assets & Liabilities, net	(1.5)%
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2018
	1 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund III	2.61%	2.42%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	1.52%	0.52%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Atlas Senior Loan Fund IV Ltd., 2.99%	2.1%
TICP CLO Ltd., 3.74%	2.0%
Saxon Asset Securities Trust, 2.53%	1.9%
West CLO Ltd., 3.25%	1.5%
CIM Trust, 4.07%	1.2%
OZLM VIII Ltd., 3.47%	1.1%
AIMCO CLO Series, 3.45%	1.1%
Telos CLO Ltd., 3.61%	1.1%
Golub Capital Partners CLO Ltd., 3.49%	1.0%
Denali Capital CLO XI Ltd., 3.46%	1.0%
Top Ten Total	14.0%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	September 30, 2018

Guggenheim Variable Insurance Strategy Fund III

Portfolio Breakdown	% of Net Assets
Asset Backed Securities	55.9%
Collateralized Mortgage Obligations	25.5%
Corporate Bonds	11.2%
Money Market Fund	3.5%
Commercial Paper	1.7%
Senior Floating Rate Interests	1.5%
Repurchase Agreements	1.1%
Foreign Government Debt	0.7%
Other Assets & Liabilities, net	(1.1)%
Net Assets	100.0%

Average Annual Returns Periods Ended September 30, 2018
	1 Year	Since Inception (03/11/14)
Guggenheim Variable Insurance Strategy Fund III	2.66%	2.45%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	1.52%	0.52%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Atlas Senior Loan Fund IV Ltd., 2.99%	2.2%
TICP CLO Ltd., 3.74%	2.0%
Saxon Asset Securities Trust, 2.53%	1.9%
Telos CLO Ltd., 3.61%	1.6%
OZLM VIII Ltd., 3.47%	1.6%
AIMCO CLO Series, 3.45%	1.6%
KVK CLO Ltd., 3.52%	1.5%
Seneca Park CLO Ltd., 3.46%	1.5%
Octagon Investment Partners XIX Ltd., 3.44%	1.2%
CIM Trust, 4.07%	1.2%
Top Ten Total	16.3%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

	Expense Ratio[1]	Fund Return	Beginning account value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Strategy Fund I	0.06%	1.39%	$1,000.00	$1,013.90	$0.30
Guggenheim Strategy Fund II	0.05%	1.41%	1,000.00	1,014.10	0.30
Guggenheim Strategy Fund III	0.07%	1.41%	1,000.00	1,014.10	0.36
Guggenheim Variable Insurance Strategy Fund III	0.12%	1.43%	1,000.00	1,014.30	0.61

	Expense Ratio[1]	Fund Return	Beginning account value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Strategy Fund I	0.06%	5.00%	$1,000.00	$1,024.77	$0.30
Guggenheim Strategy Fund II	0.06%	5.00%	1,000.00	1,024.77	0.30
Guggenheim Strategy Fund III	0.07%	5.00%	1,000.00	1,024.72	0.36
Guggenheim Variable Insurance Strategy Fund III	0.12%	5.00%	1,000.00	1,024.47	0.61

1	Annualized.
2
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
4
Expenses are equal to the Funds’ annualized expense ratio, net of any applicable fee waviers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Guggenheim Strategy Fund I
SCHEDULE OF INVESTMENTS	September 30, 2018

	Shares	Value
MONEY MARKET FUND† - 4.1%
Dreyfus Treasury Securities Cash Management Fund - Institutional Shares 1.91%[1]	14,461,642	$14,461,642
Total Money Market Fund
(Cost $14,461,642)		14,461,642

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 33.2%
Collateralized Loan Obligations - 32.9%
West CLO Ltd.
2017-1A, 3.25% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	8,400,000	8,389,427
Atlas Senior Loan Fund IV Ltd.
2018-2A, 2.99% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[2,3]	7,123,084	7,095,772
TICP CLO Ltd.
2018-IIA, 3.74% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[2,3]	3,700,000	3,684,463
2018-3R, 3.20% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[2,3]	3,400,000	3,384,927
KVK CLO Ltd.
2018-1A, 3.26% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[2,3]	3,550,000	3,543,127
2017-1A, 3.24% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/15/28[2,3]	1,800,000	1,795,495
2017-1A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 05/15/26[2,3]	1,683,161	1,683,994
Seneca Park CLO Ltd.,
2017-1A, 3.46% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	6,500,000	6,499,973
Venture XVI CLO Ltd.
2018-16A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[2,3]	6,350,000	6,325,685
Northwoods Capital Ltd.
2017-14A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/12/25[2,3]	5,100,000	5,102,121
Garrison BSL CLO Ltd.
2018-1A, 3.34% (3 Month USD LIBOR + 0.97%, Rate Floor: 0.00%) due 07/17/28[2,3]	2,750,000	2,744,236
2018-1A, 3.32% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,750,000	1,753,229
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.86% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	4,400,000	4,400,130
Vibrant CLO III Ltd.
2016-3A, 3.83% (3 Month USD LIBOR + 1.48%, Rate Floor: 0.00%) due 04/20/26[2,3]	4,100,000	4,099,329
Atlas Senior Loan Fund III Ltd.
2017-1A, 3.14% (3 Month USD LIBOR + 0.83%, Rate Floor: 0.00%) due 11/17/27[2,3]	4,000,000	3,982,676
OZLM XIII Ltd.
2018-13A, 3.27% (3 Month USD LIBOR + 1.08%, Rate Floor: 0.00%) due 07/30/27[2,3]	3,700,000	3,698,506
Avery Point VI CLO Ltd.
2018-6A, 3.26% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 08/05/27[2,3]	3,600,000	3,599,694
OZLM XII Ltd.
2018-12A, 3.24% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 04/30/27[2,3]	3,600,000	3,599,597
Mountain View CLO Ltd.
2018-1A, 3.14% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	3,600,000	3,588,889
Figueroa CLO Ltd.
2018-2A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[2,3]	3,550,000	3,538,830
SCOF Ltd.
2018-2A, 3.36% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/28[2,3]	3,500,000	3,500,092

Guggenheim Strategy Fund I
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 33.2% (continued)
Collateralized Loan Obligations - 32.9% (continued)
Cent CLO, LP
2018-24A, 3.29% (3 Month USD LIBOR + 1.07%, Rate Floor: 0.00%) due 10/15/26[2,3]	3,500,000	$3,496,906
MP CLO VIII Ltd.
2018-2A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	3,450,000	3,440,536
BDA Ltd.
2018-FL2, 3.11% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	3,400,000	3,404,493
Marathon CLO V Ltd.
2017-5A, 3.18% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	2,100,000	2,093,249
Palmer Square Loan Funding Ltd.
2018-4A, 3.27% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	2,000,000	2,000,849
Midocean Credit CLO V
2018-5A, 3.43% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/19/28[2,3]	2,000,000	2,000,240
Mountain Hawk II CLO Ltd.
2018-2A, 3.95% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	2,000,000	2,000,054
CIFC Funding Ltd.
2017-3A, 3.30% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/22/26[2,3]	2,000,000	2,000,018
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	1,800,000	1,795,398
MidOcean Credit CLO V
2018-5A, 3.91% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	1,750,000	1,750,317
GPMT Ltd.
2018-FL1, 3.08% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[2,3]	1,750,000	1,746,871
Oaktree CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/20/27[2,3]	1,700,000	1,687,397
VMC Finance LLC
2018-FL1, 2.98% (1 Month USD LIBOR + 0.82%) due 04/15/35[2,3]	1,235,772	1,237,157
Hunt CRE Ltd.
2017-FL1, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 08/15/34[2,3]	1,000,000	1,003,217
Cerberus Loan Funding XXIII, LP
2018-2A, 3.34% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/28[2,3]	1,000,000	998,280
Tennenbaum Senior Loan Funding III LLC
2014-3, 4.36% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/24/24[3]	442,718	443,723
Total Collateralized Loan Obligations		117,108,897
Transport-Aircraft - 0.3%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[2]	1,231,559	1,233,147
Total Asset-Backed Securities
(Cost $118,525,435)		118,342,044
CORPORATE BONDS†† - 30.1%
Financial - 21.3%
Station Place Securitization Trust
2.91% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[2,3]	3,550,000	3,550,000
3.21% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 03/24/19[2,3]	1,250,000	1,250,000
2.77% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[3]	1,000,000	1,000,000
National Bank of Canada
3.17% (3 Month USD LIBOR + 0.84%) due 12/14/18[3]	5,400,000	5,409,065
Bank of America North America
3.08% (3 Month USD LIBOR + 0.76%) due 12/07/18[3]	3,500,000	3,504,819

Guggenheim Strategy Fund I
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 30.1% (continued)
Financial - 21.3% (continued)
Santander UK plc
3.81% (3 Month USD LIBOR + 1.48%) due 03/14/19[3]	2,500,000	$2,515,206
2.94% (3 Month USD LIBOR + 0.62%) due 06/01/21[3]	980,000	986,119
AIA Group Ltd.
2.86% (3 Month USD LIBOR + 0.52%) due 09/20/21[2,3]	2,700,000	2,702,673
Lloyds Bank plc
2.83% (3 Month USD LIBOR + 0.49%) due 05/07/21[3]	2,600,000	2,609,058
HSBC Holdings plc
2.92% (3 Month USD LIBOR + 0.60%) due 05/18/21[3]	2,600,000	2,605,035
Fifth Third Bank/Cincinnati OH
2.77% (3 Month USD LIBOR + 0.44%) due 07/26/21[3]	2,600,000	2,604,928
Citigroup, Inc.
3.12% (3 Month USD LIBOR + 0.79%) due 01/10/20[3]	2,300,000	2,315,984
3.77% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	250,000	255,951
BNZ International Funding Ltd.
3.01% (3 Month USD LIBOR + 0.70%) due 02/21/20[2,3]	2,550,000	2,567,489
UBS Group Funding Switzerland AG
4.12% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	1,400,000	1,443,580
3.81% (3 Month USD LIBOR + 1.44%) due 09/24/20[2,3]	1,100,000	1,121,338
Sumitomo Mitsui Financial Group, Inc.
4.01% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	1,350,000	1,389,508
3.48% (3 Month USD LIBOR + 1.14%) due 10/19/21[3]	1,150,000	1,169,418
Mitsubishi UFJ Financial Group, Inc.
2.98% (3 Month USD LIBOR + 0.65%) due 07/26/21[3]	1,270,000	1,275,445
4.20% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	1,234,000	1,274,219
Sumitomo Mitsui Trust Bank Ltd.
3.24% (3 Month USD LIBOR + 0.91%) due 10/18/19[2,3]	2,375,000	2,392,195
2.78% (3 Month USD LIBOR + 0.44%) due 09/19/19[2,3]	150,000	150,342
Australia & New Zealand Banking Group Ltd.
3.03% (3 Month USD LIBOR + 0.66%) due 09/23/19[2,3]	2,225,000	2,236,660
3.31% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	300,000	304,568
Citizens Bank North America/Providence RI
2.86% (3 Month USD LIBOR + 0.54%) due 03/02/20[3]	2,525,000	2,532,882
Huntington National Bank
2.84% (3 Month USD LIBOR + 0.51%) due 03/10/20[3]	2,525,000	2,531,829
Capital One Financial Corp.
2.79% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	2,535,000	2,529,894
JPMorgan Chase & Co.
3.21% (3 Month USD LIBOR + 0.84%) due 03/22/19[3]	2,520,000	2,526,833
Credit Agricole S.A.
3.30% (3 Month USD LIBOR + 0.97%) due 06/10/20[2,3]	2,495,000	2,523,243
Morgan Stanley
3.72% (3 Month USD LIBOR + 1.38%) due 02/01/19[3]	2,500,000	2,510,710
Goldman Sachs Group, Inc.
3.11% (3 Month USD LIBOR + 0.73%) due 12/27/20[3]	1,400,000	1,407,311
4.08% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,050,000	1,083,543
Mizuho Financial Group, Inc.
3.47% (3 Month USD LIBOR + 1.14%) due 09/13/21[3]	2,250,000	2,287,270
Svenska Handelsbanken AB
2.78% (3 Month USD LIBOR + 0.47%) due 05/24/21[3]	2,250,000	2,257,120
American Express Co.
2.84% (3 Month USD LIBOR + 0.53%) due 05/17/21[3]	2,150,000	2,161,759
AvalonBay Communities, Inc.
2.77% (3 Month USD LIBOR + 0.43%) due 01/15/21[3]	2,050,000	2,048,707
Synchrony Financial
3.58% (3 Month USD LIBOR + 1.23%) due 02/03/20[3]	1,800,000	1,811,696
Assurant, Inc.
3.62% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	1,160,000	1,162,229
Total Financial		76,008,626
Consumer, Non-cyclical - 5.4%
Bayer US Finance II LLC
3.00% (3 Month USD LIBOR + 0.63%) due 06/25/21[2,3]	2,700,000	2,710,485

Guggenheim Strategy Fund I
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 30.1% (continued)
Consumer, Non-cyclical - 5.4% (continued)
Zoetis, Inc.
2.76% (3 Month USD LIBOR + 0.44%) due 08/20/21[3]	2,690,000	$2,694,645
Allergan Funding SCS
3.59% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	2,650,000	2,686,255
Kraft Heinz Foods Co.
2.91% (3 Month USD LIBOR + 0.57%) due 02/10/21[3]	2,535,000	2,537,572
Express Scripts Holding Co.
3.06% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	2,530,000	2,531,366
General Mills, Inc.
2.88% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	2,450,000	2,461,406
CVS Health Corp.
2.96% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	1,150,000	1,155,921
3.05% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,050,000	1,058,244
Zimmer Biomet Holdings, Inc.
3.09% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	1,400,000	1,401,296
Total Consumer, Non-cyclical		19,237,190
Communications - 1.5%
AT&T, Inc.
3.32% (3 Month USD LIBOR + 0.93%) due 06/30/20[3]	2,505,000	2,529,959
Deutsche Telekom International Finance BV
2.92% (3 Month USD LIBOR + 0.58%) due 01/17/20[2,3]	2,515,000	2,524,067
Discovery Communications LLC
3.05% (3 Month USD LIBOR + 0.71%) due 09/20/19[3]	300,000	301,253
Total Communications		5,355,279
Energy - 1.1%
Equities Corp.
3.11% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	2,200,000	2,199,185
Phillips 66
2.99% (3 Month USD LIBOR + 0.65%) due 04/15/19[2,3]	1,250,000	1,250,488
2.91% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	350,000	350,433
Total Energy		3,800,106
Industrial - 0.8%
United Technologies Corp.
2.97% (3 Month USD LIBOR + 0.65%) due 08/16/21[3]	2,690,000	2,697,152
Total Corporate Bonds
(Cost $106,775,636)		107,098,353
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 13.8%
Residential Mortgage Backed Securities - 11.8%
Towd Point Mortgage Trust
2018-4, 3.00% (WAC) due 06/25/58[2,3]	3,556,690	3,450,457
2018-2, 3.25% (WAC) due 03/25/58[2,3]	3,343,977	3,299,098
2018-3, 3.75% (WAC) due 05/25/58[2,3]	2,678,722	2,679,378
2017-6, 2.75% (WAC) due 10/25/57[2,3]	2,140,892	2,087,440
2017-5, 2.82% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	1,636,303	1,637,769
CSMC Series
2014-7R, 2.21% (WAC) due 10/27/36[2,3]	4,762,893	4,757,159
2014-2R, 2.26% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	4,086,657	3,863,587
2014-7R, 2.22% (WAC) due 12/27/37[2,3]	3,249,853	3,211,955
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	4,311,995	4,298,210
Soundview Home Loan Trust
2006-OPT5, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	3,639,493	3,527,897
CIT Mortgage Loan Trust
2007-1, 3.57% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	2,898,496	2,924,859
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	2,335,189	2,315,510
Ameriquest Mortgage Securities Inc.
2005-R10, 2.65% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,500,000	1,503,587
Banc of America Funding Trust
2015-R2, 2.48% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,200,000	1,166,862
Fannie Mae Connecticut Avenue Securities
2016-C02, 4.37% (1 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 09/25/28[3]	446,995	448,782

Guggenheim Strategy Fund I
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 13.8% (continued)
Residential Mortgage Backed Securities - 11.8% (continued)
2016-C01, 4.17% (1 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 08/25/28[3]	376,733	$377,965
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	737,661	734,384
Total Residential Mortgage Backed Securities		42,284,899
Commercial Mortgage Backed Securities - 2.0%
Hospitality Mortgage Trust
2017-HIT, 2.98% (1 Month USD LIBOR + 0.85%) due 05/08/30[2,3]	4,200,000	4,202,597
Morgan Stanley Capital I Trust
2018-H3, 1.00% (WAC) due 07/15/51[3,4]	46,964,628	2,865,086
Total Commercial Mortgage Backed Securities		7,067,683
Total Collateralized Mortgage Obligations
(Cost $49,371,473)		49,352,582
FOREIGN GOVERNMENT DEBT†† - 2.5%
Government of Japan
01/10/19[5]	JPY 505,300,000	4,448,926
02/12/19[5]	JPY 110,500,000	973,025
Total Government of Japan		5,421,951
State of Israel
0.50% due 10/31/18	ILS 11,800,000	3,263,236
6.00% due 02/28/19	ILS 800,000	233,258
Total State of Israel		3,496,494
Total Foreign Government Debt
(Cost $9,032,304)		8,918,445
COMMERCIAL PAPER††13.6%
Avery Dennison Corp.
2.18% due 10/01/18[2,6]	5,500,000	5,500,000
Keurig Dr Pepper, Inc.
2.25% due 10/05/18[2,6]	5,500,000	5,498,625
FedEx Corp.
2.35% due 10/09/18[2,6]	5,500,000	5,495,924
AutoZone, Inc.
2.28% due 10/15/18[2,6]	5,500,000	5,495,123
Thomson Reuters Corp.
2.26% due 10/01/18[2,6]	5,000,000	5,000,000
Comcast Corp.
2.42% due 10/16/18[2,6]	5,000,000	4,994,958
Marriott International, Inc.
2.48% due 11/21/18[2,6]	5,000,000	4,982,433
McCormick & Co., Inc.
2.30% due 10/09/18[2,6]	4,000,000	3,997,956
American Water Capital Corp.
2.30% due 10/18/18[2,6]	4,000,000	3,995,656
Nutrien Ltd.
2.40% due 10/11/18[2,6]	2,000,000	1,998,667
Mondelez International, Inc.
2.19% due 10/04/18[2,6]	1,500,000	1,499,719
Total Commercial Paper
(Cost $48,460,264)		48,459,061
REPURCHASE AGREEMENTS††,7 - 1.8%
BNP Paribas
issued 07/26/18 at 2.54%
due 11/01/18	2,450,000	2,450,000
Barclays
issued 07/09/18 at 2.52%
open maturity	2,374,437	2,374,437
Deutsche Bank AG
issued 07/27/18 at 2.69%
due 10/26/18	1,553,000	1,553,000
Total Repurchase Agreements
(Cost $6,377,437)		6,377,437
Total Investments - 99.1%
(Cost $353,004,191)		$353,009,564
Other Assets & Liabilities, net - 0.9%		3,118,771
Total Net Assets - 100.0%		$356,128,335

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.69%	Quarterly	04/13/21	$(17,480,000)	$144,758	$61,517	$83,241
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Quarterly	04/13/23	(6,260,000)	89,845	56,374	33,471
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.77%	Quarterly	04/13/25	(1,900,000)	36,499	15,073	21,426
								$271,102	$132,964	$138,138

Guggenheim Strategy Fund I
SCHEDULE OF INVESTMENTS	September 30, 2018

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Citigroup	6,985,000	BRL	10/1/2018	$2,008,673	$1,731,618	$277,055
JPMorgan Chase & Co.	5,900,000	BRL	10/1/2018	1,712,627	1,462,641	249,986
Citigroup	9,145,500	ILS	10/31/2018	2,599,640	2,523,604	76,036
Citigroup	383,000,000	JPY	1/10/2019	3,438,725	3,400,363	38,362
Goldman Sachs	3,557,700	ILS	10/31/2018	1,011,472	981,710	29,762
BofA Merrill Lynch	110,500,000	JPY	2/12/2019	1,010,415	983,663	26,752
Goldman Sachs	122,300,000	JPY	1/10/2019	1,108,453	1,085,808	22,645
Morgan Stanley	848,000	ILS	2/28/2019	236,712	236,241	471
Citigroup	24,800,000	MXN	10/25/2018	1,285,973	1,320,021	(34,048)
JPMorgan Chase & Co.	30,867,000	MXN	10/11/2018	1,610,676	1,646,879	(36,203)
Barclays	28,600,000	MXN	10/25/2018	1,484,850	1,522,283	(37,433)
						$613,385

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Citigroup	53,400,000	MXN	10/25/2018	$2,828,285	$2,842,304	$14,019
Barclays	7,460,000	MXN	10/11/2018	396,065	398,021	1,956
JPMorgan Chase & Co.	23,407,000	MXN	10/11/2018	1,247,505	1,248,858	1,353
Goldman Sachs	844,200	ILS	10/31/2018	233,478	232,948	(530)
JPMorgan Chase & Co.	6,442,000	BRL	10/1/2018	1,624,692	1,597,006	(27,686)
Citigroup	6,443,000	BRL	10/1/2018	1,665,912	1,597,253	(68,659)
						($79,547)

~	The face amount is denominated in U.S. dollars, unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2018.
[2]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $232,979,392 (cost $233,037,393), or 65.4% of total net assets.

[3]
Variable rate security.  Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Security is an interest-only strip.
[5]	Zero coupon rate security.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA	Bank of America
BRL	Brazilian Real
CME	Chicago Mercantile Exchange
ILS	Israeli New Shekel
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
plc	Public Limited Company
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.

Guggenheim Strategy Fund I
SCHEDULE OF INVESTMENTS	September 30, 2018

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$14,461,642	$—	$—	$14,461,642
Asset Backed Securities	—	118,342,044	—	118,342,044
Corporate Bonds	—	107,098,353	—	107,098,353
Collateralized Mortgage Obligations	—	49,352,582	—	49,352,582
Commercial Paper	—	48,459,061	—	48,459,061
Repurchase Agreements	—	6,377,437	—	6,377,437
Foreign Government Debt	—	8,918,445	—	8,918,445
Interest Rate Swap Agreements**	—	138,138	—	138,138
Forward Foreign Currency Exchange Contracts**	—	738,397	—	738,397
Total Assets	$14,461,642	$339,424,457	$—	$353,886,099

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$204,559	$—	$204,559

** This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Funds right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paibas			Park Place Securities Inc.
2.54%			3.49%
11/01/18	$2,450,000	$2,466,761	12/25/34	$2,855,000	$2,866,420

Barclays			Netflix Inc.
2.52%			4.88%
Open Maturity	2,374,437	2,374,437	04/15/28	2,664,000	2,500,963

Deutsche Bank			COMM Mortgage Trust
2.69%			6.40%
10/26/18	1,553,000	1,563,548	02/13/32	2,050,000	2,054,715

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

	Shares	Value
MONEY MARKET FUND† - 3.0%
Dreyfus Treasury Prime Cash Management - Institutional Shares 1.91%[1]	14,967,363	$14,967,363
Total Money Market Fund
(Cost $14,967,363)		14,967,363
	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 51.4%
Collateralized Loan Obligations - 50.8%
TICP CLO Ltd.
2018-IIA, 3.74% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[2,3]	10,300,000	10,256,749
2018-3R, 3.20% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[2,3]	5,100,000	5,077,390
KVK CLO Ltd.
2017-2A, 3.52% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/26[2,3]	7,900,000	7,900,982
2018-1A, 3.26% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[2,3]	5,050,000	5,040,222
2017-1A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 05/15/26[2,3]	1,613,029	1,613,828
Golub Capital Partners CLO Ltd.
2018-36A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	5,100,000	5,096,519
2018-39A, 3.49% (3 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 10/20/28[2,3]	5,000,000	5,006,291
2016-33A, 4.79% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 11/21/28[2,3]	4,000,000	4,002,796
Atlas Senior Loan Fund IV Ltd.
2018-2A, 2.99% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[2,3]	10,898,318	10,856,532
ALM XII Ltd.
2018-12A, 3.23% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[2,3]	10,150,000	10,128,307
West CLO Ltd.
2017-1A, 3.25% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	9,800,000	9,787,665
AIMCO CLO Series
2017-AA, 3.45% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 07/20/26[2,3]	8,500,000	8,499,159
Telos CLO Ltd.
2017-6A, 3.61% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,3]	8,300,000	8,301,194
CIFC Funding Ltd.
2017-4A, 3.72% (3 Month USD LIBOR + 1.38%, Rate Floor: 0.00%) due 10/17/26[2,3]	5,000,000	4,999,961
2017-3A, 3.30% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/22/26[2,3]	3,000,000	3,000,027
Garrison BSL CLO Ltd.
2018-1A, 3.34% (3 Month USD LIBOR + 0.97%, Rate Floor: 0.00%) due 07/17/28[2,3]	4,050,000	4,041,512
2018-1A, 3.32% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	2,550,000	2,554,705
Octagon Investment Partners XIX Ltd.
2017-1A, 3.44% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[2,3]	6,443,711	6,443,622
Regatta V Funding Ltd.
2017-1A, 3.50% (3 Month USD LIBOR + 1.16%, Rate Floor: 0.00%) due 10/25/26[2,3]	6,200,000	6,199,845
Venture XVI CLO Ltd.
2018-16A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[2,3]	6,000,000	5,977,025
MP CLO VIII Ltd.
2018-2A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	5,100,000	5,086,009
Flagship CLO VIII Ltd.
2018-8A, 4.14% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/16/26[2,3]	5,100,000	5,083,601

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 51.4% (continued)
Collateralized Loan Obligations - 50.8% (continued)
Venture XII CLO Ltd.
2018-12A, 3.11% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,3]	3,100,000	$3,087,121
2018-12A, 3.51% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[2,3]	2,000,000	1,994,105
BlueMountain CLO Ltd.
2018-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 04/20/27[2,3]	5,100,000	5,056,316
ALM VI Ltd.
2018-6A, 3.75% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 07/15/26[2,3]	5,075,000	5,047,755
Denali Capital CLO XI Ltd.
2018-1A, 3.46% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	5,000,000	5,006,205
SCOF Ltd.
2018-2A, 4.03% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/15/28[2,3]	3,000,000	2,999,798
2018-2A, 3.36% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/28[2,3]	2,000,000	2,000,053
OZLM XIII Ltd.
2018-13A, 3.27% (3 Month USD LIBOR + 1.08%, Rate Floor: 0.00%) due 07/30/27[2,3]	5,000,000	4,997,981
Ivy Hill Middle Market Credit Fund X Ltd.
2018-10A, 3.58% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/18/30[2,3]	4,950,000	4,947,513
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.86% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	4,900,000	4,900,145
ACIS CLO Ltd.
2014-3A, 3.85% (3 Month USD LIBOR + 1.51%, Rate Floor: 0.00%) due 02/01/26[2,3]	2,875,000	2,875,026
2015-6A, 3.93% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,3]	2,000,000	2,001,763
BDA Ltd.
2018-FL2, 3.11% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	4,800,000	4,806,344
Northwoods Capital Ltd.
2017-14A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/12/25[2,3]	4,800,000	4,801,996
Shackleton VIII CLO Ltd.
2017-8A, 3.27% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	4,800,000	4,793,018
Marathon CLO V Ltd.
2017-5A, 3.18% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	2,400,000	2,392,284
2017-5A, 3.76% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[2,3]	2,350,000	2,320,543
Cent CLO 24 Ltd.
2018-24A, 3.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/15/26[2,3]	4,500,000	4,502,070
Vibrant CLO III Ltd.
2016-3A, 3.83% (3 Month USD LIBOR + 1.48%, Rate Floor: 0.00%) due 04/20/26[2,3]	3,600,000	3,599,411
Oaktree CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/20/27[2,3]	3,550,000	3,528,630
Palmer Square Loan Funding Ltd.
2018-4A, 3.27% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	3,000,000	3,001,274
Mountain Hawk II CLO Ltd.
2018-2A, 3.95% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	3,000,000	3,000,082
Avery Point V CLO Ltd.
2017-5A, 3.84% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[2,3]	3,000,000	2,992,893

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 51.4% (continued)
Collateralized Loan Obligations - 50.8% (continued)
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.12% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,3]	2,650,000	$2,637,328
Venture XVII CLO Ltd.
2018-17A, 3.22% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 04/15/27[2,3]	2,600,000	2,591,393
MidOcean Credit CLO V
2018-5A, 3.91% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	2,550,000	2,550,462
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	2,500,000	2,493,608
Atlas Senior Loan Fund III Ltd.
2017-1A, 3.14% (3 Month USD LIBOR + 0.83%, Rate Floor: 0.00%) due 11/17/27[2,3]	2,500,000	2,489,172
GPMT Ltd.
2018-FL1, 3.08% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[2,3]	2,450,000	2,445,619
BDS Ltd.
2018-FL1, 3.01% (1 Month USD LIBOR + 0.85%) due 01/15/35[2,3]	1,950,000	1,951,121
Cerberus Loan Funding XVI, LP
2016-2A, 4.39% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 11/15/27[2,3]	1,800,000	1,808,230
Ares XXXIII CLO Ltd.
2016-1A, 3.67% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/05/25[2,3]	1,800,000	1,802,651
Recette Clo Ltd.
2017-1A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[2,3]	1,750,000	1,736,341
Hunt CRE Ltd.
2017-FL1, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 08/15/34[2,3]	1,577,000	1,582,073
VMC Finance LLC
2018-FL1, 2.98% (1 Month USD LIBOR + 0.82%) due 04/15/35[2,3]	1,520,950	1,522,655
Cent CLO Ltd.
2013-19A, 3.67% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,3]	1,519,909	1,520,175
Golub Capital BDC CLO LLC
2018-1A, 3.74% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[2,3]	1,200,000	1,199,921
AMMC CLO Ltd.
2016-15A, 3.68% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/09/26[2,3]	1,000,000	1,000,731
Cerberus Loan Funding XXIII, LP
2018-2A, 3.34% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/28[2,3]	1,000,000	998,280
MidOcean Credit CLO IV
2018-4A, 3.14% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,3]	1,000,000	995,863
OZLM VIII Ltd.
2017-8A, 3.94% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 10/17/26[2,3]	800,000	799,982
Venture VII CDO Ltd.
2006-7A, 2.58% (3 Month USD LIBOR + 0.23%, Rate Floor: 0.00%) due 01/20/22[2,3]	600,736	600,734
Tennenbaum Senior Loan Funding III LLC
2014-3, 4.36% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/24/24[3]	147,573	147,908
Total Collateralized Loan Obligations		252,480,514
Transport-Aircraft - 0.6%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	2,946,300	2,937,959
Total Asset-Backed Securities
(Cost $255,845,519)		255,418,473

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 21.3%
Financial - 16.0%
Station Place Securitization Trust
3.46% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 11/24/18[2,3]	2,500,000	$2,499,999
2.91% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[2,3]	2,450,000	2,450,000
3.21% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 03/24/19[2,3]	2,000,000	2,000,000
2.77% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[3]	1,000,000	1,000,000
Santander UK plc
3.81% (3 Month USD LIBOR + 1.48%) due 03/14/19[3]	3,200,000	3,219,464
2.94% (3 Month USD LIBOR + 0.62%) due 06/01/21[3]	1,790,000	1,801,176
Morgan Stanley
3.72% (3 Month USD LIBOR + 1.38%) due 02/01/19[3]	3,300,000	3,314,137
3.12% (3 Month USD LIBOR + 0.80%) due 02/14/20[3]	700,000	701,651
Lloyds Bank plc
2.83% (3 Month USD LIBOR + 0.49%) due 05/07/21[3]	3,850,000	3,863,413
Credit Agricole S.A.
3.30% (3 Month USD LIBOR + 0.97%) due 06/10/20[2,3]	3,800,000	3,843,016
Citizens Bank North America/Providence RI
2.88% (3 Month USD LIBOR + 0.57%) due 05/26/20[3]	3,830,000	3,841,783
Sumitomo Mitsui Trust Bank Ltd.
3.24% (3 Month USD LIBOR + 0.91%) due 10/18/19[2,3]	2,740,000	2,759,838
2.78% (3 Month USD LIBOR + 0.44%) due 09/19/19[2,3]	550,000	551,254
2.83% (3 Month USD LIBOR + 0.51%) due 03/06/19[2,3]	500,000	500,718
JPMorgan Chase & Co.
3.21% (3 Month USD LIBOR + 0.84%) due 03/22/19[3]	2,595,000	2,602,037
3.00% (3 Month USD LIBOR + 0.68%) due 06/01/21[3]	1,200,000	1,206,680
HSBC Holdings plc
2.92% (3 Month USD LIBOR + 0.60%) due 05/18/21[3]	3,800,000	3,807,359
National Bank of Canada
3.17% (3 Month USD LIBOR + 0.84%) due 12/14/18[3]	3,800,000	3,806,379
Goldman Sachs Group, Inc.
3.53% (3 Month USD LIBOR + 1.20%) due 09/15/20[3]	2,660,000	2,701,797
4.08% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,000,000	1,031,946
Australia & New Zealand Banking Group Ltd.
3.31% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	3,675,000	3,730,963
Capital One Financial Corp.
2.79% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	2,525,000	2,519,914
3.10% (3 Month USD LIBOR + 0.76%) due 05/12/20[3]	1,100,000	1,107,406
Sumitomo Mitsui Financial Group, Inc.
4.01% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	2,158,000	2,221,155
3.48% (3 Month USD LIBOR + 1.14%) due 10/19/21[3]	1,350,000	1,372,795
Westpac Banking Corp.
3.05% (3 Month USD LIBOR + 0.71%) due 05/13/19[3]	3,500,000	3,513,711
Mizuho Financial Group, Inc.
3.47% (3 Month USD LIBOR + 1.14%) due 09/13/21[3]	3,150,000	3,202,178
Citibank North America
2.83% (3 Month USD LIBOR + 0.50%) due 06/12/20[3]	3,070,000	3,087,779
Bank of America Corp.
3.01% (3 Month USD LIBOR + 0.66%) due 07/21/21[3]	2,435,000	2,448,834
AvalonBay Communities, Inc.
2.77% (3 Month USD LIBOR + 0.43%) due 01/15/21[3]	2,350,000	2,348,517
UBS Group Funding Switzerland AG
4.12% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	1,875,000	1,933,367
Assurant, Inc.
3.62% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	1,400,000	1,402,690
Bank of America North America
3.08% (3 Month USD LIBOR + 0.76%) due 12/07/18[3]	1,395,000	1,396,921
Citigroup, Inc.
3.77% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	750,000	767,854
Mitsubishi UFJ Financial Group, Inc.
4.20% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	617,000	637,110
Sumitomo Mitsui Banking Corp.
2.69% (3 Month USD LIBOR + 0.35%) due 01/17/20[3]	250,000	250,453

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 21.3% (continued)
Financial - 16.0% (continued)
Capital One North America
3.10% (3 Month USD LIBOR + 0.77%) due 09/13/19[3]	200,000	$200,908
Total Financial		79,645,202
Consumer, Non-cyclical - 3.8%
Express Scripts Holding Co.
3.06% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	3,825,000	3,827,065
General Mills, Inc.
2.88% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	3,650,000	3,666,992
CVS Health Corp.
2.96% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	1,600,000	1,608,237
3.05% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,500,000	1,511,778
Kraft Heinz Foods Co.
2.91% (3 Month USD LIBOR + 0.57%) due 02/10/21[3]	3,100,000	3,103,145
Allergan Funding SCS
3.59% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	3,000,000	3,041,044
Zimmer Biomet Holdings, Inc.
3.09% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	2,000,000	2,001,852
Total Consumer, Non-cyclical		18,760,113
Energy - 1.0%
Equities Corp.
3.11% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	2,450,000	2,449,093
Phillips 66
2.99% (3 Month USD LIBOR + 0.65%) due 04/15/19[2,3]	1,200,000	1,200,468
2.91% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	1,100,000	1,101,360
Total Energy		4,750,921
Industrial - 0.3%
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.84% (3 Month USD LIBOR + 3.50%) due 07/15/21[2,3]	1,700,000	1,723,375
Technology - 0.1%
Infor US, Inc.
5.75% due 08/15/20[2]	600,000	608,250
Communications - 0.1%
Discovery Communications LLC
3.05% (3 Month USD LIBOR + 0.71%) due 09/20/19[3]	300,000	301,253
Total Corporate Bonds
(Cost $105,473,334)		105,789,114
COLLATERALIZED MORTGAGE OBLIGATION†† - 20.7%
Residential Mortgage Backed Securities - 18.1%
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	4,824,881	4,760,128
2018-4, 3.00% (WAC) due 06/25/58[2,3]	4,841,050	4,696,455
2017-5, 2.82% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	4,685,777	4,689,977
2018-3, 3.75% (WAC) due 05/25/58[2,3]	3,635,409	3,636,298
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.43% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[3]	3,725,882	3,664,314
2008-BC4, 2.85% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	3,377,634	3,320,743
2006-NC1, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[3]	278,126	275,478
2006-BC1, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 03/25/36[3]	83,559	83,267
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	5,940,971	5,921,979
Saxon Asset Securities Trust
2007-3, 2.53% (1 Month USD LIBOR + 0.31%, Rate Floor: 0.31%) due 09/25/47[3]	4,988,475	4,889,339
Soundview Home Loan Trust
2006-OPT5, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	4,264,273	4,133,519
Countrywide Asset-Backed Certificates
2006-6, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	2,539,485	2,497,656
2007-8, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/37[3]	1,702,755	1,608,521
Home Equity Loan Trust
2007-FRE1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	4,378,432	4,106,074
CSMC Series
2014-2R, 2.26% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	1,595,345	1,508,263

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATION†† - 20.7% (continued)
Residential Mortgage Backed Securities - 18.1% (continued)
2014-7R, 2.21% (WAC) due 10/27/36[2,3]	1,336,925	$1,335,316
2014-7R, 2.22% (WAC) due 12/27/37[2,3]	1,131,790	1,118,591
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	3,412,969	3,384,208
NovaStar Mortgage Funding Trust Series
2007-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	3,201,499	3,099,352
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[2,3]	3,000,000	3,005,321
CIT Mortgage Loan Trust
2007-1, 3.57% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	1,441,580	1,454,692
2007-1, 3.67% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	1,205,689	1,222,264
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,4]	2,474,474	2,461,390
Ameriquest Mortgage Securities Inc.
2005-R10, 2.65% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	2,100,000	2,105,021
Encore Credit Receivables Trust
2005-4, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[3]	1,843,317	1,839,266
GCAT LLC
2018-1, 3.84% due 06/25/48[2,4]	1,732,874	1,726,863
Structured Asset Investment Loan Trust
2005-1, 2.94% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,3]	851,586	854,999
2005-2, 2.95% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[3]	844,952	846,239
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	1,652,183	1,606,395
Banc of America Funding Trust
2015-R2, 2.48% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,600,000	1,555,816
Morgan Stanley Home Equity Loan Trust
2006-2, 2.50% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[3]	1,485,287	1,480,090
Alternative Loan Trust
2007-OA7, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[3]	1,480,169	1,440,253
GSAMP Trust
2005-HE6, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[3]	1,402,901	1,406,231
Mill City Mortgage Loan Trust
2017-1, 2.75% (WAC) due 11/25/58[2,3]	1,379,746	1,351,270
HarborView Mortgage Loan Trust
2006-14, 2.32% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	1,234,299	1,190,404
Nationstar Home Equity Loan Trust
2007-B, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[3]	1,146,186	1,128,584
FBR Securitization Trust
2005-2, 2.97% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[3]	1,000,000	1,001,756
LSTAR Securities Investment Limited
2018-2, 3.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[2,3]	871,849	872,437
Fannie Mae Connecticut Avenue Securities
2016-C02, 4.37% (1 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 09/25/28[3]	460,963	462,806
2016-C01, 4.17% (1 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 08/25/28[3]	388,149	389,418

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATION†† - 20.7% (continued)
Residential Mortgage Backed Securities - 18.1% (continued)
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	737,661	$734,384
First Frankin Mortgage Loan Trust
2006-FF4, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[3]	437,240	434,451
Ellington Loan Acquisition Trust
2007-2, 3.17% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 05/25/37[2,3]	360,354	360,631
Accredited Mortgage Loan Trust
2007-1, 2.35% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[3]	155,066	154,804
New Century Home Equity Loan Trust Series
2005-C, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	102,662	102,373
Total Residential Mortgage Backed Securities		89,917,636
Commercial Mortgage Backed Securities - 2.6%
Cosmopolitan Hotel Mortgage Trust
2017-CSMO, 3.09% (1 Month USD LIBOR + 0.93%, Rate Floor: 0.88%) due 11/15/36[2,3]	4,140,000	4,145,163
Wells Fargo Commercial Mortgage Trust
2017-SMP, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 12/15/34[2,3]	3,000,000	2,999,999
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.82% (WAC) due 06/15/51[3,5]	40,296,266	1,805,559
GAHR Commercial Mortgage Trust
2015-NRF, 3.61% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 12/15/34[2,3]	286,710	286,800
CD Commercial Mortgage Trust
2018-CD7, 0.84% (WAC) due 08/15/51[3,5]	69,983,464	3,805,232
Total Commercial Mortgage Backed Securities		13,042,753
Total Collateralized Mortgage Obligation
(Cost $102,768,523)		102,960,389
FOREIGN GOVERNMENT DEBT†† - 0.6%
State of Israel
0.50% due 10/31/18	ILS 12,040,000	3,329,607
Total Foreign Government Debt
(Cost $3,391,410)		3,329,607
SENIOR FLOATING RATE INTERESTS†† - 0.5%
Consumer, Cyclical - 0.3%
At Home Holding III Corp.
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/03/22	1,196,907	1,202,892
Financial - 0.2%
iStar, Inc.
4.89% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/28/23	1,200,000	1,200,000
Total Senior Floating Rate Interests
(Cost $2,405,748)		2,402,892
COMMERCIAL PAPER†† - 3.0%
Ryder System, Inc.
2.21% due 10/01/18[6]	5,000,000	5,000,000
Avery Dennison Corp.
2.18% due 10/01/18[2,6]	5,000,000	5,000,000
Comcast Corp.
2.37% due 10/16/18[2,6]	3,000,000	2,997,037

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COMMERCIAL PAPER††3.0% (continued)
NBCUniversal Enterprise, Inc.
2.19% due 10/04/18[2,6]	2,000,000	$1,999,627
Total Commercial Paper
(Cost $14,996,664)		14,996,664
REPURCHASE AGREEMENTS††,7 - 1.9%
BNP Paribas
issued 07/26/18 at 2.54%
due 11/01/18	3,500,000	3,500,000
Barclays
issued 07/30/18 at 2.52%
open maturity	3,460,445	3,460,445
Deutsche Bank AG
issued 07/27/18 at 2.69%
due 10/26/18	2,257,000	$2,257,000
Total Repurchase Agreements
(Cost $9,217,445)		9,217,445
Total Investments - 102.4%
(Cost $509,066,006)		$509,081,947
Other Assets & Liabilities, net - (2.4)%		(11,973,242)
Total Net Assets - 100.0%		$497,108,705

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.69%	Quarterly	04/13/2021	($27,200,000)	$225,252	$94,399	$130,853
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Quarterly	04/13/2023	(9,240,000)	132,615	82,386	50,229
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.77%	Quarterly	04/13/2025	(4,600,000)	88,367	60,356	28,011
								$446,234	$237,141	$209,093

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation
Citigroup	9,615,000	BRL	10/01/18	$2,773,956	$2,383,608	$390,348
JPMorgan Chase & Co.	8,850,000	BRL	10/01/18	2,568,941	2,193,962	374,979
Goldman Sachs	495,850,000	HUF	12/20/18	2,002,059	1,794,205	207,854
Citigroup	7,115,400	ILS	10/31/18	2,031,637	1,963,420	68,217
Goldman Sachs	4,984,800	ILS	10/31/18	1,417,203	1,375,503	41,700
						$1,083,098

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Goldman Sachs	495,850,000	HUF	12/20/18	$1,778,898	$1,794,205	$15,307
JPMorgan Chase & Co.	9,232,000	BRL	10/01/18	2,328,337	2,288,660	(39,677)
Citigroup	9,233,000	BRL	10/01/18	2,387,300	2,288,909	(98,391)
						$(122,761)

~	The face amount is denominated in U.S. dollars, unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2018.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $342,417,337 (cost $342,751,450), or 68.5% of total net assets.

3
Variable rate security.  Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

4
Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

5	Security is an interest-only strip.
6	Rate indicated is the effective yield at the time of purchase.

Guggenheim Strategy Fund II
SCHEDULE OF INVESTMENTS	September 30, 2018

7	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BRL	Brazilian Real
CME	Chicago Mercantile Exchange
HUF	Hungarian Forint
ILS	Israeli New Shekel
LIBOR	London Interbank Offered Rate
plc	Public Limited Company
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$14,967,363	$—	$—	$14,967,363
Asset Backed Securities	—	255,418,473	—	255,418,473
Corporate Bonds	—	105,789,114	—	105,789,114
Collateralized Mortgage Obligations	—	102,960,389	—	102,960,389
Senior Floating Rate Interests	—	2,402,892	—	2,402,892
Commercial Paper	—	14,996,664	—	14,996,664
Repurchase Agreements	—	9,217,445	—	9,217,445
Foreign Government Debt	—	3,329,607	—	3,329,607
Interest Rate Swap Agreements**	—	209,093	—	209,093
Forward Foreign Currency Exchange Contracts**	—	1,098,405	—	1,098,405
Total Assets	$14,967,363	$495,422,082	$—	$510,389,445

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$138,068	$—	$138,068
** This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Funds right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paibas			Park Place Securities Inc.
2.54%			3.49%
11/01/18	$3,500,000	$3,523,944	12/25/34	$4,080,000	$4,096,320

Barclays			SBA Communications Corp.
2.52%			4.88%
Open Maturity	3,460,445	3,460,445	09/01/24	3,829,000	3,776,160

Deutsche Bank			COMM Mortgage Trust
2.69%			6.40%
10/26/18	2,257,000	2,272,329	02/13/32	2,980,000	2,986,854

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Step Coupon Bonds
The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity.

Name	Coupon rate at next step up date	Date of next rate change	Final future rate	Final future step up date
GCAT LLC 2018-1, 3.84% due 06/25/48	6.84%	05/26/2021	7.84%	05/26/22
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/2021	8.00%	07/26/22

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Shares	Value
MONEY MARKET FUND† - 3.0%
Dreyfus Treasury Securities Cash Management Fund – Institutional Shares 1.91%[1]	12,974,098	$12,974,098
Total Money Market Fund
(Cost $12,974,098)		12,974,098

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 56.8%
Collateralized Loan Obligations - 55.7%
TICP CLO Ltd.
2018-IIA, 3.74% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[2,3]	8,400,000	8,364,728
2018-3R, 3.20% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[2,3]	4,200,000	4,181,380
Golub Capital Partners CLO Ltd.
2018-39A, 3.49% (3 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 10/20/28[2,3]	4,250,000	4,255,348
2018-36A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	4,200,000	4,197,134
2016-33A, 4.79% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 11/21/28[2,3]	2,500,000	2,501,747
AIMCO CLO Series
2017-AA, 3.45% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 07/20/26[2,3]	4,900,000	4,899,515
2018-AA, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[2,3]	4,000,000	3,983,697
2018-AA, 2.39% (3 Month USD LIBOR + 0.55%) due 04/17/31[2,3]	1,350,000	1,349,250
KVK CLO Ltd.
2017-2A, 3.52% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/26[2,3]	4,200,000	4,200,522
2018-1A, 3.26% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[2,3]	4,150,000	4,141,965
2017-1A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 05/15/26[2,3]	911,712	912,163
Atlas Senior Loan Fund IV Ltd.
2018-2A, 2.99% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[2,3]	9,046,316	9,011,631
Garrison BSL CLO Ltd.
2018-1A, 3.34% (3 Month USD LIBOR + 0.97%, Rate Floor: 0.00%) due 07/17/28[2,3]	3,400,000	3,392,874
2018-1A, 4.02% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[2,3]	3,000,000	2,997,040
2018-1A, 3.32% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	2,100,000	2,103,875
ALM XII Ltd.
2018-12A, 3.23% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[2,3]	4,200,000	4,191,024
2018-12A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 04/16/27[2,3]	4,200,000	4,171,517
West CLO Ltd.
2017-1A, 3.25% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	6,200,000	6,192,196
OZLM VIII Ltd.
2017-8A, 3.47% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/17/26[2,3]	4,900,000	4,899,821
Telos CLO Ltd.
2017-6A, 3.61% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,3]	4,800,000	4,800,691
ALM VI Ltd.
2018-6A, 4.10% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 07/15/26[2,3]	3,600,000	3,560,110
2018-6A, 3.75% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 07/15/26[2,3]	1,000,000	994,632
SCOF Ltd.
2018-2A, 4.03% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/15/28[2,3]	2,500,000	2,499,832
2018-2A, 3.36% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/28[2,3]	2,000,000	2,000,053

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 56.8% (continued)
Collateralized Loan Obligations - 55.7% (continued)
OZLM IX Ltd.
2017-9A, 3.57% (3 Month USD LIBOR + 1.22%, Rate Floor: 0.00%) due 01/20/27[2,3]	2,750,000	$2,750,147
2017-9A, 4.00% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/20/27[2,3]	1,750,000	1,749,701
Marathon CLO V Ltd.
2017-5A, 3.18% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	3,400,000	3,389,069
2017-5A, 3.76% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,000,000	987,465
Denali Capital CLO XI Ltd.
2018-1A, 3.46% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	4,250,000	4,255,274
OZLM XIII Ltd.
2018-13A, 3.27% (3 Month USD LIBOR + 1.08%, Rate Floor: 0.00%) due 07/30/27[2,3]	4,250,000	4,248,283
Ivy Hill Middle Market Credit Fund X Ltd.
2018-10A, 3.58% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/18/30[2,3]	4,250,000	4,247,864
BlueMountain CLO Ltd.
2018-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 04/20/27[2,3]	4,250,000	4,213,597
AMMC CLO Ltd.
2016-15A, 3.68% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/09/26[2,3]	4,200,000	4,203,068
MP CLO VIII Ltd.
2018-2A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	4,200,000	4,188,478
Flagship CLO VIII Ltd.
2018-8A, 4.14% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/16/26[2,3]	4,200,000	4,186,495
BDA Ltd.
2018-FL2, 3.11% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	4,150,000	4,155,485
Venture XII CLO Ltd.
2018-12A, 3.51% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[2,3]	2,300,000	2,293,221
2018-12A, 3.11% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,3]	1,800,000	1,792,522
Cent CLO 24 Ltd.
2018-24A, 3.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/15/26[2,3]	4,000,000	4,001,840
CIFC Funding Ltd.
2017-3A, 3.30% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/22/26[2,3]	2,000,000	2,000,018
2017-4A, 3.72% (3 Month USD LIBOR + 1.38%, Rate Floor: 0.00%) due 10/17/26[2,3]	2,000,000	1,999,984
Oaktree CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.87%) due 10/20/27[2,3]	2,000,000	1,993,820
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/20/27[2,3]	2,000,000	1,985,172
Octagon Investment Partners XIX Ltd.
2017-1A, 3.44% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[2,3]	3,693,346	3,693,295
Steele Creek CLO Ltd.
2018-1RA, 3.00% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 04/21/31[2,3]	2,090,000	2,090,697
2018-1RA, 3.42% (3 Month USD LIBOR + 1.07%, Rate Floor: 1.07%) due 04/21/31[2,3]	1,550,000	1,549,892
Regatta V Funding Ltd.
2017-1A, 3.50% (3 Month USD LIBOR + 1.16%, Rate Floor: 0.00%) due 10/25/26[2,3]	3,600,000	3,599,910
Atlas Senior Loan Fund III Ltd.
2017-1A, 3.14% (3 Month USD LIBOR + 0.83%, Rate Floor: 0.00%) due 11/17/27[2,3]	3,500,000	3,484,841

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 56.8% (continued)
Collateralized Loan Obligations - 55.7% (continued)
Venture XVI CLO Ltd.
2018-16A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[2,3]	3,350,000	$3,337,172
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.86% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	3,200,000	3,200,094
TPG Real Estate Finance Issuer Ltd.
2018-FL1, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/15/35[2,3]	3,200,000	3,199,521
Shackleton VIII CLO Ltd.
2017-8A, 3.27% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	3,200,000	3,195,346
Dryden XXV Senior Loan Fund
2017-25A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[2,3]	3,130,000	3,120,334
Ladder Capital Commercial Mortgage Mortgage Trust
2017-FL1, 3.04% (1 Month USD LIBOR + 0.88%, Rate Floor: 0.88%) due 09/15/34[2,3]	3,011,257	3,004,320
MidOcean Credit CLO IV
2018-4A, 3.14% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,3]	3,000,000	2,987,588
Northwoods Capital Ltd.
2017-14A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/12/25[2,3]	2,800,000	2,801,165
Hunt CRE Ltd.
2017-FL1, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 08/15/34[2,3]	2,700,000	2,708,686
Mountain Hawk II CLO Ltd.
2018-2A, 3.95% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	2,500,000	2,500,068
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.12% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,3]	2,250,000	2,239,241
Vibrant CLO III Ltd.
2016-3A, 3.83% (3 Month USD LIBOR + 1.48%, Rate Floor: 0.00%) due 04/20/26[2,3]	2,200,000	2,199,640
GPMT Ltd.
2018-FL1, 3.08% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[2,3]	2,100,000	2,096,245
Figueroa CLO Ltd.
2018-2A, 3.84% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/20/27[2,3]	2,100,000	2,093,914
Venture XVII CLO Ltd.
2018-17A, 3.22% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 04/15/27[2,3]	2,100,000	2,093,049
Flatiron CLO Ltd.
2017-1A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[2,3]	2,000,000	2,001,484
ACIS CLO Ltd.
2015-6A, 3.93% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,3]	1,000,000	1,000,881
2014-3A, 3.85% (3 Month USD LIBOR + 1.51%, Rate Floor: 0.00%) due 02/01/26[2,3]	1,000,000	1,000,009
MidOcean Credit CLO V
2018-5A, 3.91% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	2,000,000	2,000,363
Avery Point V CLO Ltd.
2017-5A, 3.32% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[2,3]	2,000,000	1,999,048
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	2,000,000	1,994,887

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 56.8% (continued)
Collateralized Loan Obligations - 55.7% (continued)
Octagon Investment Partners 24 Ltd.
2017-1A, 3.66% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 05/21/27[2,3]	2,000,000	$1,992,075
Crown Point CLO III Ltd.
2017-3A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[2,3]	1,000,000	997,699
2017-3A, 3.79% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[2,3]	850,000	848,764
BDS Ltd.
2018-FL1, 3.01% (1 Month USD LIBOR + 0.85%) due 01/15/35[2,3]	1,600,000	1,600,920
Golub Capital BDC CLO LLC
2018-1A, 3.74% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[2,3]	1,400,000	1,399,908
VMC Finance LLC
2018-FL1, 2.98% (1 Month USD LIBOR + 0.82%) due 04/15/35[2,3]	1,235,772	1,237,157
Ares XXXIII CLO Ltd.
2016-1A, 3.67% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/05/25[2,3]	1,200,000	1,201,767
Cerberus Loan Funding XVI, LP
2016-2A, 4.39% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 11/15/27[2,3]	1,100,000	1,105,029
KKR CLO 15 Ltd.
2016-15, 3.89% (3 Month USD LIBOR + 1.56%, Rate Floor: 0.00%) due 10/18/28[2,3]	1,000,000	1,001,235
Monroe Capital CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[2,3]	1,000,000	1,000,400
Venture XIX CLO Ltd.
2016-19A, 4.34% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 01/15/27[2,3]	1,000,000	1,000,341
Seneca Park CLO Ltd
2017-1A, 3.46% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	1,000,000	999,996
Cerberus Loan Funding XXIII, LP
2018-2A, 3.34% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/28[2,3]	1,000,000	998,280
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.62% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[2,3]	1,000,000	997,765
Jackson Mill CLO Ltd.
2018-1A, 4.19% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[2,3]	1,000,000	991,572
Resource Capital Corporation Ltd.
2017-CRE5, 2.96% (1 Month USD LIBOR + 0.80%) due 07/15/34[2,3]	970,649	970,648
Cent CLO Ltd.
2013-19A, 3.67% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,3]	928,833	928,996
Brentwood CLO Corp.
2006-1A, 3.16% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 02/01/22[2,3]	277,955	277,731
Venture VII CDO Ltd.
2006-7A, 2.58% (3 Month USD LIBOR + 0.23%, Rate Floor: 0.00%) due 01/20/22[2,3]	266,994	266,993
Cereberus ICQ Levered LLC
2015-1A, 4.39% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 11/06/25[2,3]	161,526	161,707
Tennenbaum Senior Loan Funding III LLC
2014-3, 4.36% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/24/24[3]	84,327	84,519
Total Collateralized Loan Obligations		237,699,440
Transport-Aircraft - 0.6%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	2,455,250	2,448,299

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 56.8% (continued)
Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[2]	2,250,000	$2,173,988
Total Asset-Backed Securities
(Cost $242,888,294)		242,321,727
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 24.9%
Residential Mortgage Backed Securities - 21.0%
Towd Point Mortgage Trust
2018-4, 3.00% (WAC) due 06/25/58[2,3]	4,198,870	4,073,456
2018-2, 3.25% (WAC) due 03/25/58[2,3]	4,012,772	3,958,918
2017-5, 2.82% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	3,942,003	3,945,536
2018-3, 3.75% (WAC) due 05/25/58[2,3]	3,157,065	3,157,838
2017-6, 2.75% (WAC) due 10/25/57[2,3]	2,534,117	2,470,847
Saxon Asset Securities Trust
2007-3, 2.53% (1 Month USD LIBOR + 0.31%, Rate Floor: 0.31%) due 09/25/47[3]	8,203,270	8,040,246
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.43% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[3]	3,074,270	3,023,470
2008-BC4, 2.85% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	2,153,241	2,116,974
2006-NC1, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[3]	158,929	157,416
2006-BC1, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 03/25/36[3]	127,636	127,191
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	5,078,572	5,062,337
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	4,614,405	4,473,401
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	2,874,079	2,849,859
2017-5A, 3.72% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[2,3]	1,284,477	1,317,186
Soundview Home Loan Trust
2006-OPT5, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	2,844,870	2,757,639
2006-1, 2.52% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[3]	1,308,853	1,310,352
Home Equity Loan Trust
2007-FRE1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	3,695,273	3,465,410
CSMC Series
2014-7R, 2.21% (WAC) due 10/27/36[2,3]	1,145,936	1,144,557
2014-2R, 2.26% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	1,157,912	1,094,707
2014-7R, 2.22% (WAC) due 12/27/37[2,3]	1,050,947	1,038,692
Countrywide Asset-Backed Certificates
2006-6, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	1,541,830	1,516,434
2007-8, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/37[3]	1,428,117	1,349,082
NovaStar Mortgage Funding Trust Series
2007-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	2,608,628	2,525,398
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[2,3]	2,500,000	2,504,434
Nationstar Home Equity Loan Trust
2007-B, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[3]	2,327,639	2,291,894
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.71% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	2,000,000	2,001,368

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 24.9% (continued)
Residential Mortgage Backed Securities - 21.0% (continued)
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,4]	1,979,579	$1,969,112
HarborView Mortgage Loan Trust
2006-14, 2.32% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	2,036,594	1,964,167
Ameriquest Mortgage Securities Inc.
2005-R10, 2.65% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,800,000	1,804,304
CIT Mortgage Loan Trust
2007-1, 3.57% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	904,822	913,051
2007-1, 3.67% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	635,652	644,391
GCAT LLC
2018-1, 3.84% due 06/25/48[2,4]	1,429,621	1,424,662
Banc of America Funding Trust
2015-R2, 2.48% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,350,000	1,312,719
Morgan Stanley Home Equity Loan Trust
2006-2, 2.50% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[3]	1,247,641	1,243,275
Alternative Loan Trust
2007-OA7, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[3]	1,233,474	1,200,210
Mill City Mortgage Loan Trust
2017-1, 2.75% (WAC) due 11/25/58[2,3]	1,103,797	1,081,016
GSAMP Trust
2005-HE6, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[3]	1,008,335	1,010,729
FBR Securitization Trust
2005-2, 2.97% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[3]	1,000,000	1,001,756
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 3.16% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[3]	1,000,000	999,859
Structured Asset Investment Loan Trust
2005-2, 2.95% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[3]	492,889	493,639
2005-1, 2.94% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,3]	482,565	484,499
Encore Credit Receivables Trust
2005-4, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[3]	943,092	941,020
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	737,661	734,384
LSTAR Securities Investment Limited
2018-2, 3.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[2,3]	697,479	697,950
Fannie Mae Connecticut Avenue Securities
2016-C01, 4.17% (1 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 08/25/28[3]	256,864	257,703
2016-C02, 4.37% (1 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 09/25/28[3]	251,435	252,440
Popular ABS Mortgage Pass-Through Trust
2005-2, 2.40% (1 Month USD LIBOR + 0.18%, Rate Cap/Floor: 14.00%/0.18%) due 04/25/35[3]	437,460	437,119
Aames Mortgage Investment Trust
2006-1, 2.54% (1 Month USD LIBOR + 0.32%, Rate Cap/Floor: 14.00%/0.16%) due 04/25/36[3]	292,899	291,900
Ellington Loan Acquisition Trust
2007-2, 3.17% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 05/25/37[2,3]	205,916	206,075

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 24.9% (continued)
Residential Mortgage Backed Securities - 21.0% (continued)
New Century Home Equity Loan Trust Series
2005-C, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	129,278	$128,914
Accredited Mortgage Loan Trust
2007-1, 2.35% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[3]	122,983	122,775
Total Residential Mortgage Backed Securities		89,392,311
Commercial Mortgage Backed Securities - 3.9%
Wells Fargo Commercial Mortgage Trust
2017-SMP, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 12/15/34[2,3]	4,000,000	3,999,999
Cosmopolitan Hotel Mortgage Trust
2017-CSMO, 3.09% (1 Month USD LIBOR + 0.93%, Rate Floor: 0.88%) due 11/15/36[2,3]	3,550,000	3,554,427
Morgan Stanley Capital I Trust
2018-H3, 1.00% (WAC) due 07/15/51[3,5]	55,957,855	3,413,720
Hospitality Mortgage Trust
2017-HIT, 2.98% (1 Month USD LIBOR + 0.85%) due 05/08/30[2,3]	2,400,000	2,401,484
GS Mortgage Securities Corporation Trust
2017-STAY, 3.01% (1 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 07/15/32[2,3]	2,000,000	2,002,396
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.82% (WAC) due 06/15/51[3,5]	33,605,189	1,505,751
Total Commercial Mortgage Backed Securities		16,877,777
Total Collateralized Mortgage Obligations
(Cost $106,217,222)		106,270,088

	Face
	Amount~	Value
CORPORATE BONDS†† - 11.9%
Financial - 7.1%
Station Place Securitization Trust
2.77% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[3]	3,000,000	$3,000,000
3.46% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 11/24/18[2,3]	3,000,000	2,999,998
2.91% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[2,3]	950,000	950,000
Goldman Sachs Group, Inc.
3.53% (3 Month USD LIBOR + 1.20%) due 09/15/20[3]	1,450,000	1,472,784
4.08% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,250,000	1,289,932
3.11% (3 Month USD LIBOR + 0.73%) due 12/27/20[3]	300,000	301,567
Capital One Financial Corp.
2.79% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	1,550,000	1,546,878
3.10% (3 Month USD LIBOR + 0.76%) due 05/12/20[3]	1,050,000	1,057,069
Mizuho Financial Group, Inc.
3.47% (3 Month USD LIBOR + 1.14%) due 09/13/21[3]	2,550,000	2,592,239
Sumitomo Mitsui Financial Group, Inc.
4.01% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	1,350,000	1,389,508
3.48% (3 Month USD LIBOR + 1.14%) due 10/19/21[3]	1,000,000	1,016,885
Australia & New Zealand Banking Group Ltd.
3.31% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	2,350,000	2,385,786
UBS Group Funding Switzerland AG
4.12% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	2,250,000	2,320,040
Citigroup, Inc.
3.77% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	2,015,000	2,062,968
Assurant, Inc.
3.62% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	1,150,000	1,152,210
Morgan Stanley
2.89% (3 Month USD LIBOR + 0.55%) due 02/10/21[3]	1,125,000	1,128,598
Synchrony Financial
3.58% (3 Month USD LIBOR + 1.23%) due 02/03/20[3]	900,000	905,848
Bank of America Corp.
3.01% (3 Month USD LIBOR + 0.66%) due 07/21/21[3]	900,000	905,113
Mitsubishi UFJ Financial Group, Inc.
4.20% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	823,000	849,824

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 11.9% (continued)
Financial - 7.1% (continued)
Sumitomo Mitsui Banking Corp.
2.69% (3 Month USD LIBOR + 0.35%) due 01/17/20[3]	700,000	$701,270
UBS AG
2.80% (3 Month USD LIBOR + 0.48%) due 12/01/20[2,3]	250,000	250,394
Total Financial		30,278,911
Consumer, Non-cyclical - 3.2%
Express Scripts Holding Co.
3.06% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	3,145,000	3,146,698
General Mills, Inc.
2.88% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	3,000,000	3,013,966
CVS Health Corp.
2.96% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	1,300,000	1,306,693
3.05% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,200,000	1,209,422
Allergan Funding SCS
3.59% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	1,706,000	1,729,340
Zimmer Biomet Holdings, Inc.
3.09% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	1,650,000	1,651,528
Kraft Heinz Foods Co.
2.91% (3 Month USD LIBOR + 0.57%) due 02/10/21[3]	1,400,000	1,401,421
Total Consumer, Non-cyclical		13,459,068
Energy - 0.8%
Phillips 66
2.91% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	1,850,000	1,852,287
Equities Corp.
3.11% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	1,600,000	1,599,407
Total Energy		3,451,694
Communications - 0.4%
Discovery Communications LLC
3.05% (3 Month USD LIBOR + 0.71%) due 09/20/19[3]	1,500,000	1,506,267
Industrial - 0.3%
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.84% (3 Month USD LIBOR + 3.50%) due 07/15/21[2,3]	1,450,000	1,469,937
Technology - 0.1%
Infor US, Inc.
5.75% due 08/15/20[2]	550,000	557,563
Total Corporate Bonds
(Cost $50,605,686)		50,723,440

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 1.2%
Financial - 0.5%
Fly Leasing Ltd.
4.34% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 02/09/23	1,147,187	$1,147,669
iStar, Inc.
4.89% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/28/23	1,050,000	1,050,000
Total Financial		2,197,669
Communications - 0.3%
Sprint Communications, Inc.
4.75% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 02/02/24	1,132,750	1,135,582
Consumer, Cyclical - 0.3%
At Home Holding III Corp.
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/03/22	1,047,294	1,052,531
Technology - 0.1%
First Data Corp.
4.21% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 04/26/24	540,123	540,506
Total Senior Floating Rate Interests
(Cost $4,921,004)		4,926,288
FOREIGN GOVERNMENT DEBT†† - 0.7%
State of Israel
0.50% due 10/31/18	ILS 10,100,000	2,793,108
Total Foreign Government Debt
(Cost $2,844,831)		2,793,108
COMMERCIAL PAPER†† - 2.3%
Avery Dennison Corp.
2.18% due 10/01/18[2,6]	5,000,000	5,000,000
Comcast Corp.
2.37% due 10/16/18[2,6]	3,000,000	2,997,038
UDR , Inc.
2.37% due 10/22/18[2,6]	2,000,000	1,997,235
Total Commercial Paper
(Cost $9,994,273)		9,994,273
REPURCHASE AGREEMENT††,7 - 0.7%
Barclays
issued 07/09/18 at 2.52%
open maturity	2,869,940	2,869,940
Total Repurchase Agreement
(Cost $2,869,940)		2,869,940
Total Investments - 101.5%
(Cost $433,315,348)		$432,872,962
Other Assets & Liabilities, net - (1.5)%		(6,490,410)
Total Net Assets - 100.0%		$426,382,552

Guggenheim Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.69%	Quarterly	04/13/2021	($26,330,000)	$218,047	$116,775	$101,272
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Quarterly	04/13/2023	(9,680,000)	138,930	77,341	61,589
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.77%	Quarterly	04/13/2025	(3,200,000)	61,473	28,444	33,029
								$418,450	$222,560	$195,890
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation
Citigroup	7,755,000	BRL	10/01/18	$2,239,896	$1,922,505	$317,391
JPMorgan Chase & Co.	7,200,000	BRL	10/01/18	2,089,985	1,784,917	305,068
Citigroup	5,879,250	ILS	10/31/18	1,678,682	1,622,317	56,365
Goldman Sachs	4,271,250	ILS	10/31/18	1,214,338	1,178,607	35,731
						$714,555

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized (Depreciation)
JPMorgan Chase & Co.	7,477,000	BRL	10/01/18	$1,885,722	$1,853,587	$(32,135)
Citigroup	7,478,000	BRL	10/01/18	1,933,524	1,853,835	(79,689)
						$(111,824)

~	The face amount is denominated in U.S. dollars, unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2018.
[2]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $316,475,348 (cost $317,037,696), or 74.2% of total net assets.

[3]
Variable rate security.  Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]
Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[5]	Security is an interest-only strip.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA	Bank of America
BRL	Brazilian Real
CME	Chicago Mercantile Exchange
ILS	Israeli New Shekel
LIBOR	London Interbank Offered Rate
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):
Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$12,974,098	$—	$—	$12,974,098
Asset Backed Securities	—	242,321,727	—	242,321,727
Collateralized Mortgage Obligations	—	106,270,088	—	106,270,088
Corporate Bonds	—	50,723,440	—	50,723,440
Senior Floating Rate Interests	—	4,926,288	—	4,926,288
Foreign Government Debt	—	2,793,108	—	2,793,108
Commercial Paper	—	9,994,273	—	9,994,273
Repurchase Agreements	—	2,869,940	—	2,869,940
Interest Rate Swap Agreements**	—	195,890	—	195,890
Forward Foreign Currency Exchange Contracts**	—	714,555	—	714,555
Total Assets	$12,974,098	$420,809,309	$—	$433,783,407

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$111,824	$—	$111,824
** This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Funds right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Barclays			Netflix Inc.
2.52%			4.88%
Open Maturity	$2,869,940	$2,869,940	04/15/28	$3,220,000	$3,022,936

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund.  Certain securities are subject to multiple rate changes prior to maturity. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Final future rate	Final future step up date
GCAT LLC 2018-1, 3.84% due 06/25/48	6.84%	05/26/21	7.84%	05/26/22
Legacy Mortgage Asset Trust 2018-GS3, 4% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Shares	Value
MONEY MARKET FUND† - 3.5%
Dreyfus Treasury Securities Cash Management – Institutional Shares 1.91%[1]	6,013,128	$6,013,128
Total Money Market Fund
(Cost $6,013,128)		6,013,128

	Face
	Amount~
ASSET-BACKED SECURITIES†† - 55.9%
Collateralized Loan Obligations - 54.6%
KVK CLO Ltd.
2017-2A, 3.52% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/26[2,3]	2,600,000	2,600,323
2018-1A, 3.26% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[2,3]	1,750,000	1,746,612
2017-1A, 3.79% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 01/15/28[2,3]	1,750,000	1,741,329
2017-1A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 05/15/26[2,3]	701,317	701,664
TICP CLO Ltd.
2018-IIA, 3.74% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[2,3]	3,500,000	3,485,303
2018-3R, 3.20% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[2,3]	1,800,000	1,792,020
Golub Capital Partners CLO Ltd.
2018-39A, 3.49% (3 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 10/20/28[2,3]	1,750,000	1,752,202
2018-36A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	1,700,000	1,698,840
2016-33A, 4.79% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 11/21/28[2,3]	1,500,000	1,501,048
AIMCO CLO Series
2017-AA, 3.45% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 07/20/26[2,3]	2,700,000	2,699,733
2018-AA, 2.39% (3 Month USD LIBOR + 0.55%) due 04/17/31[2,3]	1,500,000	1,499,167
Atlas Senior Loan Fund IV Ltd.
2018-2A, 2.99% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[2,3]	3,775,234	3,760,759
ALM XII Ltd.
2018-12A, 3.23% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[2,3]	1,700,000	1,696,367
2018-12A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 04/16/27[2,3]	1,700,000	1,688,471
Garrison BSL CLO Ltd.
2018-1A, 3.34% (3 Month USD LIBOR + 0.97%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,400,000	1,397,066
2018-1A, 4.02% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,000,000	999,013
2018-1A, 3.32% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	900,000	901,661
Telos CLO Ltd.
2017-6A, 3.61% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[2,3]	2,700,000	2,700,389
OZLM VIII Ltd.
2017-8A, 3.47% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/17/26[2,3]	2,700,000	2,699,901
Seneca Park CLO Ltd.
2017-1A, 3.46% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	2,600,000	2,599,989
Octagon Investment Partners XIX Ltd.
2017-1A, 3.44% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[2,3]	2,121,710	2,121,680
SCOF Ltd.
2018-2A, 3.36% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/28[2,3]	1,000,000	1,000,026
2018-2A, 4.03% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/15/28[2,3]	1,000,000	999,933
Venture XVI CLO Ltd.
2018-16A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[2,3]	1,900,000	1,892,725

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 55.9% (continued)
Collateralized Loan Obligations - 54.6% (continued)
Flagship CLO VIII Ltd.
2018-8A, 4.14% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/16/26[2,3]	1,800,000	$1,794,212
Denali Capital CLO XI Ltd.
2018-1A, 3.46% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	1,750,000	1,752,172
MP CLO VIII Ltd.
2018-2A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	1,750,000	1,745,199
Venture XII CLO Ltd.
2018-12A, 3.11% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[2,3]	1,750,000	1,742,730
BlueMountain CLO Ltd.
2018-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 04/20/27[2,3]	1,750,000	1,735,011
AMMC CLO Ltd.
2016-15A, 3.68% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/09/26[2,3]	1,700,000	1,701,242
OZLM XIII Ltd.
2018-13A, 3.27% (3 Month USD LIBOR + 1.08%, Rate Floor: 0.00%) due 07/30/27[2,3]	1,700,000	1,699,313
Ivy Hill Middle Market Credit Fund X Ltd.
2018-10A, 3.58% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/18/30[2,3]	1,700,000	1,699,146
BDA Ltd.
2018-FL2, 3.11% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	1,650,000	1,652,181
Northwoods Capital Ltd.
2017-14A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/12/25[2,3]	1,600,000	1,600,666
Cent CLO 24 Ltd.
2018-24A, 3.87% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/15/26[2,3]	1,500,000	1,500,690
Atlas Senior Loan Fund III Ltd.
2017-1A, 3.14% (3 Month USD LIBOR + 0.83%, Rate Floor: 0.00%) due 11/17/27[2,3]	1,500,000	1,493,503
ALM VI Ltd.
2018-6A, 4.10% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 07/15/26[2,3]	1,500,000	1,483,379
Hunt CRE Ltd.
2017-FL1, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 08/15/34[2,3]	1,400,000	1,404,504
TPG Real Estate Finance Issuer Ltd.
2018-FL1, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/15/35[2,3]	1,300,000	1,299,805
Vibrant CLO III Ltd.
2016-3A, 3.83% (3 Month USD LIBOR + 1.48%, Rate Floor: 0.00%) due 04/20/26[2,3]	1,300,000	1,299,787
West CLO Ltd.
2017-1A, 3.25% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	1,200,000	1,198,490
Crown Point CLO III Ltd.
2017-3A, 3.79% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[2,3]	1,100,000	1,098,401
Cerberus Loan Funding XVI, LP
2016-2A, 4.39% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 11/15/27[2,3]	1,000,000	1,004,572
ACIS CLO Ltd.
2015-6A, 3.93% (3 Month USD LIBOR + 1.59%, Rate Floor: 0.00%) due 05/01/27[2,3]	1,000,000	1,000,881
MidOcean Credit CLO V
2018-5A, 3.91% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/19/28[2,3]	1,000,000	1,000,181
Mountain Hawk II CLO Ltd.
2018-2A, 3.95% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	1,000,000	1,000,027

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† - 55.9% (continued)
Collateralized Loan Obligations - 54.6% (continued)
CIFC Funding Ltd.
2017-3A, 3.30% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/22/26[2,3]	1,000,000	$1,000,009
Golub Capital BDC CLO LLC
2018-1A, 3.74% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[2,3]	1,000,000	999,934
Steele Creek CLO Ltd.
2018-1RA, 3.42% (3 Month USD LIBOR + 1.07%, Rate Floor: 1.07%) due 04/21/31[2,3]	1,000,000	999,930
OZLM IX Ltd.
2017-9A, 4.00% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/20/27[2,3]	1,000,000	999,829
Cerberus Loan Funding XXIII, LP
2018-2A, 3.34% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/28[2,3]	1,000,000	998,280
GPMT Ltd.
2018-FL1, 3.08% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[2,3]	1,000,000	998,212
Dryden XXV Senior Loan Fund
2017-25A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[2,3]	1,000,000	996,912
Marathon CLO V Ltd.
2017-5A, 3.18% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,000,000	996,785
Venture XVII CLO Ltd.
2018-17A, 3.22% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 04/15/27[2,3]	1,000,000	996,690
MidOcean Credit CLO IV
2018-4A, 3.14% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 04/15/27[2,3]	1,000,000	995,863
Oaktree CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/20/27[2,3]	1,000,000	992,586
VMC Finance LLC
2018-FL1, 2.98% (1 Month USD LIBOR + 0.82%) due 04/15/35[2,3]	950,594	951,659
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.12% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[2,3]	900,000	895,696
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	850,000	847,827
Cent CLO Ltd.
2013-19A, 3.67% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[2,3]	844,394	844,542
BDS Ltd.
2018-FL1, 3.01% (1 Month USD LIBOR + 0.85%) due 01/15/35[2,3]	650,000	650,374
Venture VII CDO Ltd.
2006-7A, 2.58% (3 Month USD LIBOR + 0.23%, Rate Floor: 0.00%) due 01/20/22[2,3]	266,994	266,993
Tennenbaum Senior Loan Funding III LLC
2014-3, 4.36% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/24/24[3]	84,327	84,519
Total Collateralized Loan Obligations		93,098,953
Collateralized Debt Obligations - 0.7%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[2]	1,250,000	1,207,771
Transport-Aircraft - 0.6%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	982,100	979,320
Total Asset-Backed Securities
(Cost $95,476,034)		95,286,044
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 25.5%
Residential Mortgage Backed Securities - 22.0%
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	1,671,988	1,649,549

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 25.5% (continued)
Residential Mortgage Backed Securities - 22.0% (continued)
2017-5, 2.82% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	1,636,303	$1,637,770
2018-4, 3.00% (WAC) due 06/25/58[2,3]	1,679,548	1,629,383
Saxon Asset Securities Trust
2007-3, 2.53% (1 Month USD LIBOR + 0.31%, Rate Floor: 0.31%) due 09/25/47[3]	3,381,077	3,313,885
CSMC Series
2014-7R, 2.21% (WAC) due 10/27/36[2,3]	1,107,738	1,106,405
2014-7R, 2.22% (WAC) due 12/27/37[2,3]	1,050,947	1,038,692
2014-2R, 2.26% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	977,792	924,419
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	2,689,920	2,604,533
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.43% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[3]	1,286,515	1,265,257
2008-BC4, 2.85% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	1,055,511	1,037,732
2006-NC1, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 05/25/36[3]	158,929	157,416
Soundview Home Loan Trust
2006-OPT5, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	1,298,086	1,258,283
2006-1, 2.52% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[3]	895,531	896,556
Countrywide Asset-Backed Certificates
2007-8, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/37[3]	1,098,551	1,037,755
2006-6, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	997,655	981,222
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	2,012,264	2,005,832
Home Equity Loan Trust
2007-FRE1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	1,521,583	1,426,934
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	1,167,595	1,157,755
Ameriquest Mortgage Securities Inc.
2005-R10, 2.65% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,000,000	1,002,391
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[2,3]	1,000,000	1,001,774
FBR Securitization Trust
2005-2, 2.97% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[3]	1,000,000	1,001,756
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.71% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	1,000,000	1,000,684
NovaStar Mortgage Funding Trust Series
2007-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	1,019,737	987,201
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[2,4]	989,790	984,556
HarborView Mortgage Loan Trust
2006-14, 2.32% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	1,018,297	982,084
GSAMP Trust
2005-HE6, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[3]	964,494	966,784

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 25.5% (continued)
Residential Mortgage Backed Securities - 22.0% (continued)
Structured Asset Investment Loan Trust
2005-2, 2.95% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[3]	492,889	$493,639
2005-1, 2.94% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[2,3]	454,179	455,999
Encore Credit Receivables Trust
2005-4, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[3]	943,092	941,020
CIT Mortgage Loan Trust
2007-1, 3.57% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	690,118	696,395
2007-1, 3.67% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	205,049	207,868
GCAT LLC
2018-1, 3.84% due 06/25/48[2,4]	606,506	604,402
LSTAR Securities Investment Ltd.
2018-2, 3.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[2,3]	581,233	581,625
Fannie Mae Connecticut Avenue Securities
2016-C02, 4.37% (1 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 09/25/28[3]	139,686	140,244
2016-C01, 4.17% (1 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 08/25/28[3]	125,578	125,988
Ellington Loan Acquisition Trust
2007-2, 3.17% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 05/25/37[2,3]	116,998	117,088
New Century Home Equity Loan Trust Series
2005-C, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[3]	106,464	106,164
Accredited Mortgage Loan Trust
2007-1, 2.35% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[3]	64,165	64,057
Total Residential Mortgage Backed Securities		37,591,097
Commercial Mortgage Backed Securities - 3.5%
CD Commercial Mortgage Trust
2018-CD7, 0.84% (WAC) due 08/15/51[3,5]	29,992,913	1,630,814
Wells Fargo Commercial Mortgage Trust
2017-SMP, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 12/15/34[2,3]	1,500,000	1,499,999
Cosmopolitan Hotel Mortgage Trust
2017-CSMO, 3.09% (1 Month USD LIBOR + 0.93%, Rate Floor: 0.88%) due 11/15/36[2,3]	1,400,000	1,401,746
Hospitality Mortgage Trust
2017-HIT, 2.98% (1 Month USD LIBOR + 0.85%) due 05/08/30[2,3]	1,300,000	1,300,804
Total Commercial Mortgage Backed Securities		5,833,363
Total Collateralized Mortgage Obligations
(Cost $43,309,469)		43,424,460
CORPORATE BONDS†† - 11.2%
Financial - 6.6%
Station Place Securitization Trust
3.21% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 03/24/19[2,3]	1,750,000	1,750,000
2.91% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[2,3]	700,000	700,000
Bank of America Corp.
3.01% (3 Month USD LIBOR + 0.66%) due 07/21/21[3]	1,295,000	1,302,358
Capital One Financial Corp.
2.79% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	1,060,000	1,057,865
3.10% (3 Month USD LIBOR + 0.76%) due 05/12/20[3]	150,000	151,010

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† - 11.2% (continued)
Financial - 6.6% (continued)
Goldman Sachs Group, Inc.
4.08% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	800,000	$825,557
3.53% (3 Month USD LIBOR + 1.20%) due 09/15/20[3]	300,000	304,714
Sumitomo Mitsui Financial Group, Inc.
3.48% (3 Month USD LIBOR + 1.14%) due 10/19/21[3]	1,100,000	1,118,573
Australia & New Zealand Banking Group Ltd.
3.31% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	1,100,000	1,116,751
UBS AG
2.80% (3 Month USD LIBOR + 0.48%) due 12/01/20[2,3]	1,100,000	1,101,732
Mizuho Financial Group, Inc.
3.47% (3 Month USD LIBOR + 1.14%) due 09/13/21[3]	650,000	660,767
Assurant, Inc.
3.62% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	500,000	500,961
Mitsubishi UFJ Financial Group, Inc.
4.20% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	247,000	255,050
Sumitomo Mitsui Banking Corp.
2.69% (3 Month USD LIBOR + 0.35%) due 01/17/20[3]	250,000	250,453
Citigroup, Inc.
3.77% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	200,000	204,761
Total Financial		11,300,552
Consumer, Non-cyclical - 3.1%
Halfmoon Parent, Inc.
2.98% (3 Month USD LIBOR + 0.65%) due 09/17/21[2,3]	1,300,000	1,301,914
General Mills, Inc.
2.88% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	1,250,000	1,255,820
CVS Health Corp.
2.96% (3 Month USD LIBOR + 0.63%) due 03/09/20[3]	550,000	552,831
3.05% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	500,000	503,926
Allergan Funding SCS
3.59% (3 Month USD LIBOR + 1.26%) due 03/12/20[3]	750,000	760,261
Zimmer Biomet Holdings, Inc.
3.09% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	700,000	700,648
Kraft Heinz Foods Co.
2.91% (3 Month USD LIBOR + 0.57%) due 02/10/21[3]	150,000	150,152
Total Consumer, Non-cyclical		5,225,552
Energy - 0.9%
Phillips 66
2.91% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]	800,000	800,989
Equities Corp.
3.11% (3 Month USD LIBOR + 0.77%) due 10/01/20[3]	750,000	749,722
Total Energy		1,550,711
Industrial - 0.4%
Reynolds Group Issuer, Inc.
5.84% (3 Month USD LIBOR + 3.50%) due 07/15/21[2,3]	600,000	608,250
Technology - 0.1%
Infor US, Inc.
5.75% due 08/15/20[2]	250,000	253,437
Communications - 0.1%
Discovery Communications LLC
3.05% (3 Month USD LIBOR + 0.71%) due 09/20/19[3]	100,000	100,418
Total Corporate Bonds
(Cost $19,001,015)		19,038,920
SENIOR FLOATING RATE INTERESTS††[3] - 1.5%
Financial - 0.6%
Fly Leasing Ltd.
4.34% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 02/09/23	577,416	577,658
iStar, Inc.
4.89% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/28/23	400,000	400,000
Total Financial		977,658
Communications - 0.4%
Sprint Communications, Inc.
4.75% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 02/02/24	640,250	641,850
Technology - 0.3%
First Data Corp.
4.21% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 04/26/24	581,671	582,084
Consumer, Cyclical - 0.2%
At Home Holding III Corp.
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/03/22	398,969	400,964
Total Senior Floating Rate Interests
(Cost $2,597,939)		2,602,556
FOREIGN GOVERNMENT DEBT†† - 0.7%
State of Israel
0.50% due 10/31/18	ILS 4,200,000	1,161,491
Total Foreign Government Debt
(Cost $1,182,996)		1,161,491
COMMERCIAL PAPER†† - 1.7%
Marriott International, Inc.
2.44% due 10/29/18[2,6]	2,000,000	1,995,779

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

	Face
	Amount~	Value
COMMERCIAL PAPER††1.7% (continued)
Avery Dennison Corp.
2.18% due 10/01/18[2,6]	1,000,000	$1,000,000
Total Commercial Paper
(Cost $2,996,142)		2,995,779
REPURCHASE AGREEMENTS††,7 - 1.1%
BNP Paribas
issued 07/26/18 at 2.54%
due 11/01/18	1,200,000	1,200,000
Deutsche Bank AG
issued 07/27/18 at 2.69%
due 10/26/18	750,000	750,000
Total Repurchase Agreements
(Cost $1,950,000)		1,950,000
Total Investments - 101.1%
(Cost $172,526,723)		$172,472,378
Other Assets & Liabilities, net - (1.1)%		(1,914,181)
Total Net Assets - 100.0%		$170,558,197

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.69%	Quarterly	04/13/21	$(6,870,000)	$ 56,893	$37,913	$18,980
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Quarterly	04/13/23	(3,200,000)	45,927	25,191	20,736
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.77%	Quarterly	04/13/25	(1,750,000)	33,618	23,389	10,229
								$136,438	$86,493	$49,945
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation
JPMorgan Chase & Co.	3,100,000	BRL	10/01/18	$899,855	$768,506	$131,349
Citigroup	3,150,000	BRL	10/01/18	911,485	780,902	130,583
Citigroup	2,442,150	ILS	10/31/18	697,299	673,886	23,413
Goldman Sachs	1,778,850	ILS	10/31/18	505,736	490,855	14,881
						$300,226

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized (Depreciation)
JPMorgan Chase & Co.	3,125,000	BRL	10/01/18	$788,136	$774,704	$(13,432)
Citigroup	3,125,000	BRL	10/01/18	808,005	774,704	(33,301)
						$(46,733)
~	The face amount is denominated in U.S. dollars, unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2018.
[2]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $125,031,449 (cost $125,200,627), or 73.3% of total net assets.

[3]
Variable rate security.  Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]
Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[5]	Security is an interest-only strip.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements

Guggenheim Variable Insurance Strategy Fund III
SCHEDULE OF INVESTMENTS	September 30, 2018

BofA	Bank of America
BRL	Brazilian Real
CME	Chicago Mercantile Exchange
ILS	Israeli New Shekel
LIBOR	London Interbank Offered Rate
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):
Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$6,013,128	$—	$—	$6,013,128
Asset Backed Securities	—	95,286,044	—	95,286,044
Collateralized Mortgage Obligations	—	43,424,460	—	43,424,460
Corporate Bonds	—	19,038,920	—	19,038,920
Senior Floating Rate Interests	—	2,602,556	—	2,602,556
Foreign Government Debt	—	1,161,491	—	1,161,491
Commercial Paper	—	2,995,779	—	2,995,779
Repurchase Agreements	—	1,950,000	—	1,950,000
Interest Rate Swap Agreements**	—	49,945	—	49,945
Forward Foreign Currency Exchange Contracts**	—	300,226	—	300,226
Total Assets	$6,013,128	$166,809,421	$—	$172,822,549

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$46,733	$—	$46,733
** This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Funds right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price

At September 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paibas			Park Place Securities Inc.
2.54%			3.49%
11/01/18	$1,200,000	$1,208,209	12/25/34	$1,400,000	$1,405,600

Deutsche Bank			Great Wolf Trust
2.69%			6.38%
10/26/18	750,000	755,094	09/15/34	1,000,000	1,004,600

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.
Name	Coupon rate at next step up date	Date of next rate change	Final future rate	Final future step up date
GCAT LLC 2018-1, 3.84% due 06/25/48	6.84%	05/26/2021	7.84%	05/26/22
Legacy Mortgage Asset Trust 2018-GS3, 4% due 06/25/58	7.00%	07/26/2021	8.00%	07/26/22

Guggenheim Strategy Fund I

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2018

ASSETS:
Investments, at value (cost $346,626,754)	$346,632,127
Repurchase agreements, at value (cost $6,377,437)	6,377,437
Cash	38,507
Segregated cash with broker	280,285
Unamortized upfront premiums paid on interest rate swap agreements	132,964
Unrealized appreciation on forward foreign currency exchange contracts	738,397
Prepaid Expenses	3,254
Receivables:
Securities sold	3,689,461
Interest	1,113,128
Fund shares sold	400,915
Dividends	12,024
Foreign tax reclaims	2,251
Other assets	5,503
Total assets	359,426,253
LIABILITIES:
Segregated cash due to broker	446,873
Unrealized depreciation on forward foreign currency exchange contracts	204,559
Payable for:
Securities purchased	2,000,000
Fund shares redeemed	200,000
Variation margin on interest rate swap agreements	199,596
Distributions to shareholders	170,271
Fund accounting/administration fees	8,495
Transfer agent and administrative fees	710
Miscellaneous	67,414
Total liabilities	3,297,918
NET ASSETS	$356,128,335
NET ASSETS CONSIST OF:
Paid in capital	$355,216,203
Total distributable earnings (loss)	912,132
Net assets	$356,128,335
Capital shares outstanding	35,565,746	*
Net asset value per share	$10.01	*

*  The shares outstanding and net asset value per share have been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I. See Note 11 in Notes to Financial Statements.

Guggenheim Strategy Fund II

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2018

ASSETS:
Investments, at value (cost $499,848,561)	$499,864,502
Repurchase agreements, at value (cost $9,217,445)	9,217,445
Segregated cash with broker	433,573
Unamortized upfront premiums paid on interest rate swap agreements	237,141
Unrealized appreciation on forward foreign currency exchange contracts	1,098,405
Prepaid expenses	1,598
Receivables:
Interest	2,286,854
Foreign tax reclaims	3,333
Securities sold	3,093
Other assets	6,499
Total assets	513,152,443
LIABILITIES:
Overdraft due to custodian bank	3,105
Unrealized depreciation on forward foreign currency exchange contracts	138,068
Segregated cash due to broker	1,049,914
Payable for:
Securities purchased	14,204,500
Variation margin on interest rate swap agreements	320,282
Distributions to shareholders	230,774
Fund accounting/administration fees	5,507
Trustees’ fees*	206
Miscellaneous	91,382
Total liabilities	16,043,738
NET ASSETS	$497,108,705
NET ASSETS CONSIST OF:
Paid in capital	$496,349,455
Total distributable earnings (loss)	759,250
Net assets	$497,108,705
Capital shares outstanding	19,897,837
Net asset value per share	$24.98

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2018

ASSETS:
Investments, at value (cost $430,445,408)	$430,003,022
Repurchase agreements, at value (cost $2,869,940)	2,869,940
Segregated cash with broker	445,341
Unrealized appreciation on forward foreign currency exchange contracts	714,555
Unamortized upfront premiums paid on interest rate swap agreements	222,560
Prepaid expenses	1,267
Receivables:
Interest	1,967,466
Other assets	6,125
Total assets	436,230,276
LIABILITIES:
Overdraft due to custodian bank	22,641
Segregated cash due to broker	764,556
Unrealized appreciation on forward foreign currency exchange contracts	111,824
Payable for:
Securities purchased	8,500,000
Variation margin on interest rate swap agreements	305,415
Distributions to shareholders	55,022
Fund accounting/administration fees	5,173
Trustees’ fees*	2,374
Transfer agent and administrative fees	1,171
Miscellaneous	79,548
Total liabilities	9,847,724
NET ASSETS	$426,382,552
NET ASSETS CONSIST OF:
Paid in capital	$426,020,559
Total distributable earnings (loss)	361,993
Net assets	$426,382,552
Capital shares outstanding	17,056,412
Net asset value per share	$25.00

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2018

ASSETS:
Investments, at value (cost $170,576,723)	$170,522,378
Repurchase agreements, at value (cost $1,950,000)	1,950,000
Cash	767,099
Unrealized appreciation on forward foreign currency exchange contracts	300,226
Segregated cash with broker	140,607
Unamortized upfront premiums paid on interest rate swap agreements	86,493
Prepaid expenses	612
Receivables:
Interest	788,801
Other assets	5,225
Total assets	174,561,441
LIABILITIES:
Segregated cash due to broker	300,000
Unrealized depreciation on forward foreign currency exchange contracts	46,733
Payable for:
Securities purchased	3,500,000
Variation margin on interest rate swap agreements	92,847
Fund accounting/administration fees	6,407
Miscellaneous	57,257
Total liabilities	4,003,244
NET ASSETS	$170,558,197
NET ASSETS CONSIST OF:
Paid in capital	$170,005,670
Total distributable earnings (loss)	552,527
Net assets	$170,558,197
Capital shares outstanding	6,801,738
Net asset value per share	$25.08

Guggenheim Strategy Fund I

STATEMENT OF
OPERATIONS
Year Ended September 30, 2018

INVESTMENT INCOME:
Dividends	$103,188
Interest	9,375,817
Total investment income	9,479,005

EXPENSES:
Fund accounting/administration fees	99,999
Professional fees	77,790
Line of credit fees	15,902
Custodian fees	12,111
Transfer agent and administrative fees	12,001
Trustees’ fees*	10,468
Miscellaneous	19,078
Total expenses	247,349
Net investment income	9,231,656

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	625,922
Swap agreements	(10,647)
Futures contracts	(2,158)
Foreign currency transactions	20,844
Forward foreign currency exchange contracts	(93,114)
Net realized gain	540,847

Net change in unrealized appreciation (depreciation) on:
Investments	(1,704,586)
Swap agreements	138,138
Foreign currency translations	(1,615)
Forward foreign currency exchange contracts	1,070,840
Net change in unrealized appreciation (depreciation)	(497,223)
Net realized and unrealized gain	43,624
Net increase in net assets resulting from operations	$9,275,280
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II

STATEMENT OF
OPERATIONS
Year Ended September 30, 2018

INVESTMENT INCOME:
Interest	$13,518,598
Total investment income	13,518,598

EXPENSES:
Fund accounting/administration fees	99,999
Professional fees	86,231
Line of credit fees	24,970
Trustees’ fees*	23,924
Custodian fees	19,709
Transfer agent and administrative fees	12,001
Miscellaneous	25,640
Total expenses	292,474
Net investment income	13,226,124

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,931)
Swap agreements	(31,028)
Futures contracts	(3,021)
Foreign currency transactions	209,115
Forward foreign currency exchange contracts	31,741
Net realized gain	196,876

Net change in unrealized appreciation (depreciation) on:
Investments	(1,806,759)
Swap agreements	209,093
Foreign currency translations	(547)
Forward foreign currency exchange contracts	1,171,787
Net change in unrealized appreciation (depreciation)	(426,426)
Net realized and unrealized loss	(229,550)
Net increase in net assets resulting from operations	$12,996,574
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF
OPERATIONS
Year Ended September 30, 2018

INVESTMENT INCOME:
Interest	$11,004,128
Total investment income	11,004,128

EXPENSES:
Fund accounting/administration fees	99,999
Professional fees	81,201
Trustees’ fees*	20,780
Line of credit fees	20,416
Custodian fees	15,694
Transfer agent and administrative fees	12,001
Miscellaneous	23,655
Total expenses	273,746
Net investment income	10,730,382

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(60,202)
Swap agreements	(45,856)
Futures contracts	(2,589)
Foreign currency transactions	23,324
Forward foreign currency exchange contracts	457,488
Net realized gain	372,165

Net change in unrealized appreciation (depreciation) on:
Investments	(1,250,775)
Swap agreements	195,890
Forward foreign currency exchange contracts	392,762
Net change in unrealized appreciation (depreciation)	(662,123)
Net realized and unrealized loss	(289,958)
Net increase in net assets resulting from operations	$10,440,424

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF
OPERATIONS
Year Ended September 30, 2018

INVESTMENT INCOME:
Interest	$4,732,212
Total investment income	4,732,212

EXPENSES:
Fund accounting/administration fees	83,085
Professional fees	51,710
Trustees’ fees*	15,322
Transfer agent and administrative fees	11,850
Line of credit fees	7,790
Custodian fees	7,044
Miscellaneous	14,440
Total expenses	191,241
Net investment income	4,540,971

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(20,028)
Swap agreements	637
Futures contracts	(1,007)
Foreign currency transactions	8,257
Forward foreign currency exchange contracts	154,773
Net realized gain	142,632

Net change in unrealized appreciation (depreciation) on:
Investments	(673,897)
Swap agreements	49,945
Foreign currency translations	68
Forward foreign currency exchange contracts	271,906
Net change in unrealized appreciation (depreciation)	(351,978)
Net realized and unrealized loss	(209,346)
Net increase in net assets resulting from operations	$4,331,625

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund I
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,231,656	$7,226,029
Net realized gain on investments	540,847	998,353
Net change in unrealized appreciation (depreciation) on investments	(497,223)	1,111,251
Net increase in net assets resulting from operations	9,275,280	9,335,633

Distributions to shareholders	(10,147,848)	(7,466,282)[1]

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	317,765,844	288,596,903
Distributions reinvested	7,941,436	5,842,305
Cost of shares redeemed	(395,297,978)	(277,088,268)
Net increase (decrease) from capital share transactions	(69,590,698)	17,350,940
Net increase (decrease) in net assets	(70,463,266)	19,220,291

NET ASSETS:
Beginning of year	426,591,601	407,371,310
End of year	$356,128,335	$426,591,601

CAPITAL SHARE ACTIVITY:
Shares sold	31,708,647 [2]	28,844,119	[2]
Shares issued from reinvestment of distributions	792,707 [2]	583,036	[2]
Shares redeemed	(39,440,614)[2]	(27,685,712)[2]
Net increase (decrease) in shares	(6,939,260)[2]	1,741,443	[2]

1  For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 9).
2  The capital share activity has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I. See Note 11 in Notes to Financial Statements.

Guggenheim Strategy Fund II
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,226,124	$9,215,529
Net realized gain on investments	196,876	944,800
Net change in unrealized appreciation (depreciation) on investments	(426,426)	1,244,585
Net increase in net assets resulting from operations	12,996,574	11,404,914

Distributions to shareholders	(14,497,041)	(9,450,004)[1]

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	172,013,922	329,904,999
Distributions reinvested	11,776,617	7,307,219
Cost of shares redeemed	(179,012,405)	(204,968,051)
Net increase from capital share transactions	4,778,134	132,244,167
Net increase in net assets	3,277,667	134,199,077

NET ASSETS:
Beginning of year	493,831,038	359,631,961
End of year	$497,108,705	$493,831,038

CAPITAL SHARE ACTIVITY:
Shares sold	6,874,818	13,200,185
Shares issued from reinvestment of distributions	470,896	292,323
Shares redeemed	(7,154,335)	(8,204,530)
Net increase in shares	191,379	5,287,978

1 For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 9).

Guggenheim Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,730,382	$6,673,926
Net realized gain on investments	372,165	372,858
Net change in unrealized appreciation (depreciation) on investments	(662,123)	444,277
Net increase in net assets resulting from operations	10,440,424	7,491,061

Distributions to shareholders	(11,188,102)	(6,816,001)[1]

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	133,901,954	115,479,977
Distributions reinvested	10,546,710	6,454,776
Cost of shares redeemed	(34,465,130)	(22,200,000)
Net increase from capital share transactions	109,983,534	99,734,753
Net increase in net assets	109,235,856	100,409,813

NET ASSETS:
Beginning of year	317,146,696	216,736,883
End of year	$426,382,552	$317,146,696

CAPITAL SHARE ACTIVITY:
Shares sold	5,346,969	4,616,802
Shares issued from reinvestment of distributions	421,593	257,589
Shares redeemed	(1,376,410)	(887,693)
Net increase in shares	4,392,152	3,986,698

1 For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 9).

Guggenheim Variable Insurance Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,540,971	$3,783,214
Net realized gain on investments	142,632	183,412
Net change in unrealized appreciation (depreciation) on investments	(351,978)	303,373
Net increase in net assets resulting from operations	4,331,625	4,269,999

Distributions to shareholders	(4,526,891)	(3,784,037)[1]

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	27,597,892	10,449,955
Distributions reinvested	4,498,788	3,793,229
Cost of shares redeemed	(7,499,970)	(850,001)
Net increase from capital share transactions	24,596,710	13,393,183
Net increase in net assets	24,401,444	13,879,145

NET ASSETS:
Beginning of year	146,156,753	132,277,608
End of year	$170,558,197	$146,156,753

CAPITAL SHARE ACTIVITY:
Shares sold	1,098,973	416,822
Shares issued from reinvestment of distributions	179,260	151,384
Shares redeemed	(298,805)	(33,923)
Net increase in shares	979,428	534,283

1 For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 9).

Guggenheim Strategy Fund I
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
	Year Ended September 30, 2018[g]	Year Ended September 30, 2017[g]	Year Ended September 30, 2016[g]	Year Ended September 30, 2015[g]	Period Ended September 30, 2014[a,g]
Per Share Data
Net asset value, beginning of period	$10.04	$9.99	$9.95	$9.96	$9.99
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.17	.14	.11	.04
Net gain (loss) on investments (realized and unrealized)	—	.06	.04	(.01)	—
Total from investment operations	.24	.23	.18	.10	.04
Less distributions from:
Net investment income	(.27)	(.18)	(.14)	(.11)	(.05)
Net realized gains	—[f]	—	—	—	(.02)
Total distributions	(.27)	(.18)	(.14)	(.11)	(.07)
Net asset value, end of period	$10.01	$10.04	$9.99	$9.95	$9.96

Total Return[c]	2.48%	2.24%	1.95%	1.06%	0.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$356,128	$426,592	$407,371	$957,190	$659,541
Ratios to average net assets:
Net investment income (loss)	2.44%	1.73%	1.37%	1.14%	0.82%
Total expenses[d]	0.07%	0.08%	0.07%	0.04%	0.06%
Net expenses[d,e]	0.07%	0.08%	0.07%	0.04%	0.05%
Portfolio turnover rate	74%	65%	66%	46%	34%

a	Since commencement of operations: March 11, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
b	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
c	Total return does not reflect the impact of any applicable sales charges.
d	Does not include expenses of the underlying funds in which the Fund invests.
e	Net expense information reflects the expense ratios after expense waivers.
f	Distributions from realized gains are less than $0.01 per share.
g	The per share data has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I. See Note 11 in Notes to Financial Statements.

Guggenheim Strategy Fund II
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$25.06	$24.94	$24.85	$24.90	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.66	.56	.50	.37	.16
Net gain (loss) on investments (realized and unrealized)	(.02)	.14	.09	(.05)	(.06)
Total from investment operations	.64	.70	.59	.32	.10
Less distributions from:
Net investment income	(.71)	(.58)	(.50)	(.37)	(.17)
Net realized gains	(.01)	—	—	—	(.03)
Total distributions	(.72)	(.58)	(.50)	(.37)	(.20)
Net asset value, end of period	$24.98	$25.06	$24.94	$24.85	$24.90

Total Return [c]	2.60%	2.82%	2.40%	1.31%	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$497,109	$493,831	$359,632	$354,071	$220,517
Ratios to average net assets:
Net investment income (loss)	2.64%	2.25%	2.01%	1.50%	1.19%
Total expenses [d]	0.06%	0.09%	0.09%	0.07%	0.14%
Net expenses[d,e]	0.06%	0.09%	0.09%	0.07%	0.12%
Portfolio turnover rate	57%	80%	53%	55%	24%

a	Since commencement of operations: March 11, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
b	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
c	Total return does not reflect the impact of any applicable sales charges.
d	Does not include expenses of the underlying funds in which the Fund invests.
e	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$25.04	$24.98	$24.88	$24.91	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.66	.69	.62	.49	.22
Net gain (loss) on investments (realized and unrealized)	(.01)	.07	.10	(.03)	(.08)
Total from investment operations	.65	.76	.72	.46	.14
Less distributions from:
Net investment income	(.68)	(.70)	(.62)	(.49)	(.23)
Net realized gains	(.01)	—	—	—	(.00)[e]
Total distributions	(.69)	(.70)	(.62)	(.49)	(.23)
Net asset value, end of period	$25.00	$25.04	$24.98	$24.88	$24.91

Total Return[f]	2.61%	3.10%	2.94%	1.86%	0.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$426,383	$317,147	$216,737	$157,688	$124,024
Ratios to average net assets:
Net investment income (loss)	2.66%	2.75%	2.51%	1.97%	1.15%
Total expenses[c]	0.07%	0.12%	0.12%	0.11%	0.24%
Net expenses[c,d]	0.07%	0.12%	0.12%	0.11%	0.21%
Portfolio turnover rate	55%	78%	37%	33%	25%

a	Since commencement of operations: March 11, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
b	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.
e	Amount is less than $0.01.
f	Total return does not reflect the impact of any applicable sales charges.

Guggenheim Variable Insurance Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$25.10	$25.01	$24.88	$24.90	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.69	.70	.60	.49	.21
Net gain (loss) on investments (realized and unrealized)	(.03)	.09	.13	(.02)	(.09)
Total from investment operations	.66	.79	.73	.47	.12
Less distributions from:
Net investment income	(.68)	(.70)	(.60)	(.49)	(.21)
Net realized gains	—	—	—	—	—
Return of capital	—	—	—	—	(.01)
Total distributions	(.68)	(.70)	(.60)	(.49)	(.22)
Net asset value, end of period	$25.08	$25.10	$25.01	$24.88	$24.90

Total Return[c]	2.66%	3.20%	2.98%	1.89%	0.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170,558	$146,157	$132,278	$127,806	$125,138
Ratios to average net assets:
Net investment income (loss)	2.74%	2.80%	2.42%	1.96%	1.53%
Total expenses[d]	0.12%	0.15%	0.15%	0.12%	0.19%
Net expenses[d,e]	0.12%	0.15%	0.15%	0.12%	0.16%
Portfolio turnover rate	64%	76%	31%	41%	27%

a	Since commencement of operations: March 11, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
b	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
c	Total return does not reflect the impact of any applicable sales charges.
d	Does not include expenses of the underlying funds in which the fund invests.
e	Net expense information reflects the expense ratios after expense waivers.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies
Organization
The Guggenheim Strategy Funds Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. Only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. At September 30, 2018, the Trust consisted of four Funds.

This report covers Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (the “Funds”), each a diversified investment company.

Guggenheim Partners Investment Management, LLC is the adviser, which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Funds. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies
The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

NOTES TO FINANCIAL STATEMENTS

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unrealiable, such investment is fair valued by the Valuation Committee.

The value of interest rate swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying security.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations
Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Loans
Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at September 30, 2018.

(d) Interests in When-Issued Securities
The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Swap Agreements
Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized

(f) Foreign Taxes

NOTES TO FINANCIAL STATEMENTS

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation or depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Security Transactions and paydowns
Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions
Dividends from net investment income are declared daily. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income are paid monthly and distributions of net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.
(k) Expenses
Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(l) Earnings Credits
Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

NOTES TO FINANCIAL STATEMENTS

(m) Cash
The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(n) Indemnifications
Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives
As part of their investment strategy, the Funds utilize derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A fund utilizing over-the-counter ("OTC") swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For Funds utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a quarterly basis:

NOTES TO FINANCIAL STATEMENTS

		Average Notional Amount
Fund	Use	Long	Short
Guggenheim Strategy Fund I	Hedge	$–	$12,570,000
Guggenheim Strategy Fund II	Hedge	–	19,432,500
Guggenheim Strategy Fund III	Hedge	–	9,802,500
Guggenheim Variable Insurance Strategy Fund III	Hedge	–	2,955,000

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Guggenheim Strategy Fund I	Hedge	$47,941,214	$7,559,206
Guggenheim Strategy Fund II	Hedge	60,919,359	7,458,795
Guggenheim Strategy Fund III	Hedge	51,691,770	7,427,634
Guggenheim Variable Insurance Strategy Fund III	Hedge	19,882,061	3,029,019

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
		Forward
		Foreign
	Swaps	Currency	Total Value at
	Interest Rate	Exchange	September 30,
Fund	Risk*	Risk	2018
Guggenheim Strategy Fund I	$138,138	738,397	$876,535
Guggenheim Strategy Fund II	209,093	1,098,405	1,307,498
Guggenheim Strategy Fund III	195,890	714,555	910,445
Guggenheim Variable Insurance Strategy Fund III	49,945	300,226	350,171
Liability Derivative Investments Value
Guggenheim Strategy Fund I	$–	204,559	$204,559
Guggenheim Strategy Fund II	–	138,068	138,068
Guggenheim Strategy Fund III	–	111,824	111,824
Guggenheim Variable Insurance Strategy Fund III	–	46,733	46,733

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest rate contracts	Net realized gain (loss) on interest rate swap agreements
Net change in unrealized appreciation (depreciation) on interest rate swap agreements
Futures contracts	Net realized gain (loss) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Realized Gain(Loss) on Derivative Investments Recognized on the Statements of Operations
			Forward
			Foreign
	Futures	Swaps	Currency
	Interest Rate	Interest Rate	Exchange
Fund	Risk	Risk*	Risk	Total
Guggenheim Strategy Fund I	$(2,158)	$(10,647)	(93,114)	$105,919
Guggenheim Strategy Fund II	(3,021)	(31,028)	31,741	(2,308)
Guggenheim Strategy Fund III	(2,589)	(45,856)	457,488	409,043
Guggenheim Variable Insurance Strategy Fund III	(1,007)	637	154,773	154,403

Change in Unrealized Appreciation on Derivative Investments Recognized on the Statements of Operations
Forward
Foreign
	Futures	Swaps	Currency
	Interest Rate	Interest Rate	Exchange
Fund	Risk	Risk*	Risk	Total

Guggenheim Strategy Fund I	$–	$138,138	1,070,840	$1,208,978
Guggenheim Strategy Fund II	–	209,093	1,171,787	1,380,880
Guggenheim Strategy Fund III	–	195,890	392,762	588,652
Guggenheim Variable Insurance Strategy Fund III	–	49,945	271,906	321,851

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting
In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

NOTES TO FINANCIAL STATEMENTS

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
					Financial Instruments	Cash Collateral Received
Guggenheim Strategy Fund I	Forward currency exchange contracts	$738,397	$—	$738,397	$(169,082)	$(314,323)	$254,992
Guggenheim Strategy Fund II	Forward currency exchange contracts	1,098,405	—	1,098,405	(138,068)	(860,077)	100,260
Guggenheim Strategy Fund III	Forward currency exchange contracts	714,555	—	714,555	(111,824)	(563,220)	39,511
Guggenheim Variable Insurance Strategy Fund III	Forward currency exchange contracts	300,226	—	300,226	(46,733)	(127,917)	125,576

Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
					Financial Instruments	Cash Collateral Pledged
Guggenheim Strategy Fund I	Forward currency exchange contracts	$204,559	$—	$204,559	$(169,082)	$—	$35,477
Guggenheim Strategy Fund II	Forward currency exchange contracts	138,068	—	138,068	(138,068)	—	—
Guggenheim Strategy Fund III	Forward currency exchange contracts	111,824	—	111,824	(111,824)	—	—
Guggenheim Variable Insurance Strategy Fund III	Forward currency exchange contracts	46,733	—	46,733	(46,733)	—	—

NOTES TO FINANCIAL STATEMENTS

The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The derivatives tables following the Schedules of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Guggenheim Strategy Fund I	Bank of America Merrill Lynch	Interest Rate Swaps agreements	$280,285	$-
	Citigroup	Forward Currency Contracts	-	126,873
	JP Morgan Chase and Co.	Forward Currency Contracts	-	320,000
Guggenheim Strategy Fund II	Bank of America Merrill Lynch	Interest Rate Swaps agreements	$433,573	$-
	Goldman Sachs Group	Forward Currency Contracts	-	450,000
	Citigroup	Forward Currency Contracts	-	259,914
	JP Morgan Chase and Co.	Forward Currency Contracts	-	340,000
Guggenheim Strategy Fund III	Bank of America Merrill Lynch	Interest Rate Swaps agreements	$445,341	$-
	Goldman Sachs Group	Forward Currency Contracts	-	230,000
	Citigroup	Forward Currency Contracts	-	254,556
	JP Morgan Chase and Co.	Forward Currency Contracts	-	280,000
Guggenheim Variable Insurance Strategy Fund III	Bank of America Merrill Lynch	Interest Rate Swaps agreements	$140,607	$-
	Goldman Sachs Group	Forward Currency Contracts	-	10,000
	JP Morgan Chase and Co.	Forward Currency Contracts	-	290,000

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

 Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

NOTES TO FINANCIAL STATEMENTS

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
 The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements
Under the terms of an investment advisory contract, the Funds do not pay GI investment advisory fees.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

If a Fund invests in a fund, that is advised by the same adviser or an affiliated adviser, GI will voluntarily waive fees at the investing fund level. In addition, the Fund may voluntarily waive fees and reimburse other expenses. For the year ended September 30, 2018, the Funds did not waive fees or reimburse other expenses.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

Note 6 - Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund I	$10,038,457	$109,391	$10,147,848
Guggenheim Strategy Fund II	14,382,085	114,956	14,497,041
Guggenheim Strategy Fund III	11,090,769	97,333	11,188,102
Guggenheim Variable Insurance Strategy Fund III	4,507,980	18,911	4,526,891

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund I	$7,466,282	$-	$7,466,282
Guggenheim Strategy Fund II	9,450,004	-	9,450,004
Guggenheim Strategy Fund III	6,816,001	-	6,816,001
Guggenheim Variable Insurance Strategy Fund III	3,784,037	-	3,784,037

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2018 were as follows:

	Undistributed	Undistributed	Net Unrealized	Accumulated	Other
	Ordinary	Long-Term	Appreciation	Capital and	Temporary
Fund	Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
Guggenheim Strategy Fund I	$1,361,927	$192,239	$142,526	$-	$(784,560)	$912,132
Guggenheim Strategy Fund II	1,683,763	66,950	225,034	-	(1,216,497)	759,250
Guggenheim Strategy Fund III	1,641,215	15,335	(246,496)	-	(1,048,061)	361,993
Guggenheim Variable Insurance Strategy Fund III	925,984	42,557	(4,400)	-	(411,614)	552,527

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Funds had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investment in certain bonds and swap contracts, foreign currency gains and losses, the "mark-to-market" of forward foreign currency exchange contracts, distribution reclasses, dividends payable, and paydown reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

At September 30,2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

				Net
		Tax	Tax	Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Guggenheim Strategy Fund I	$353,004,191	$830,478	$(686,967)	$143,511
Guggenheim Strategy Fund II	509,066,006	1,230,951	(1,005,917)	225,034
Guggenheim Strategy Fund III	433,315,348	832,010	(1,078,506)	(246,496)
Guggenheim Variable Insurance Strategy Fund III	172,526,723	402,827	(407,227)	(4,400)

Note 7 – Securities Transactions
For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Guggenheim Strategy Fund I	$193,168,660	$195,326,356
Guggenheim Strategy Fund II	352,122,848	221,985,358
Guggenheim Strategy Fund III	336,851,098	177,709,886
Guggenheim Variable Insurance Strategy Fund III	125,033,346	87,838,668

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of

NOTES TO FINANCIAL STATEMENTS

securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund		Purchases	Sales	Realized Loss
Guggenheim Strategy Fund II Fund	Strategy	$351,866	$-	$-
Guggenheim Strategy Fund III Fund	Strategy	804,264	-	-
Guggenheim Variable Insurance Strategy Fund III Fund	Strategy	150,800	361,813	(389)

Note 8 – Line of Credit
The Trust, along with other affiliated trusts, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2018. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees.”

On October 5, 2018, The Trust, along with other affiliated trusts, renewed its existing line of credit with Citibank, N.A., with an increased commitment amount of $1,205,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

Note 9 – Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 11 – Subsequent Events
On November 14, 2018, the Board approved the reorganization of Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund, a newly organized series of Guggenheim Funds Trust. The reorganization of Guggenheim Strategy Fund I took place on November 30, 2018. For financial reporting purposes, the Guggenheim Strategy Fund I is the accounting survivor in the reorganization and, as such, its financial and performance history prior to the reorganization will be carried forward and reflected in the Guggenheim Ultra Short Duration Fund’s financial statements and financial highlights.  In conjunction with the reorganization, shareholders of Guggenheim Strategy Fund I received shares of Guggenheim Ultra Short Duration Fund at a ratio of 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I. The effect of this reorganization resulted in an increase in the number of shares outstanding and a corresponding decrease in the net asset value per share. The shares outstanding and net asset value per share on the Statement of Assets and Liabilities as of September 30, 2018, the capital share activity in the Statements of Changes in Net Assets for each of the two years in the period then ended, and the per share data in the Financial Highlights for each of the four years in the period then ended and the period May 11, 2014 (commencement of operations) to Septembers 30, 2014 have been given retroactive effect to reflect the ratio of shares issued in the reorganization. There were no changes in net assets, results of operations or total return as a result of these transactions.
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to, or disclosure in, the Trust's financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Guggenheim Strategy Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Guggenheim Strategy Funds Trust (the “Trust”) (comprising Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from March 11, 2014 (commencement of operations) through September 30, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Strategy Funds Trust at September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended and the period from March 11, 2014 (commencement of operations) through September 30, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
 November 29, 2018, except for Note 11, as to which the date is December 10, 2018

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.  See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

	Qualified	Qualified
	Interest	Short-Term
Fund	Income	Capital Gain
Guggenheim Strategy Fund I	81.78%	100.00%
Guggenheim Strategy Fund II	84.22%	100.00%
Guggenheim Strategy Fund III	87.01%	0.00%
Guggenheim Variable Insurance Strategy Fund III	86.51%	100.00%

With respect to the taxable year ended September 30, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:
Guggenheim Strategy Fund I	$109,391
Guggenheim Strategy Fund II	114,956
Guggenheim Strategy Fund III	97,333
Guggenheim Variable Insurance Strategy Fund III	18,911

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Strategy Funds Trust Contracts Review Committee
Guggenheim Strategy Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):
• Guggenheim Strategy Fund I (“Strategy Fund I”)	• Guggenheim Strategy Fund II (“Strategy Fund II”)
• Guggenheim Strategy Fund III (“Strategy Fund III”)	• Guggenheim Variable Insurance Strategy Fund III (“VI Strategy Fund”)
Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as each Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”).  (Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.”  “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.
The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.  At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately.  Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts.  The Committee took into account various materials received from Guggenheim and Independent Legal Counsel.  Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Advisory Agreement.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities.  The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons.  In evaluating the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, the shares of which are not, and are not expected to be, registered under the Securities Act of 1933, as amended (the “1933 Act”) because such shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act.  In this connection, only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds.  The Committee assessed the data provided in the FUSE reports in light of the foregoing challenges.
In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees.  Guggenheim also made a presentation at the April Meeting.  Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).  The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.
Nature, Extent and Quality of Services Provided by the Adviser:  With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel.  The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds.  In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.
The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board.  The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements.  The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.  In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, custodian and other service providers to the Funds.  The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.
The Committee also noted the distinctive nature of the Funds, which are operated as underlying investment options to other funds and accounts managed by Guggenheim Investments as part of a specific investment strategy for the investing funds and accounts, and that the Funds are not publicly offered as a separate investment product.
With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”).  The Committee received the audited consolidated financial statements of GPIMH as supplemental information.  Thereafter, the Committee received the audited consolidated financial statements of GPIM.
The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment Performance:  The Committee received, for each Fund, investment returns for the since-inception, three-year, one-year and three-month periods ended December 31, 2017, noting the Funds’ inception date of March 11, 2014.  The Committee compared each Fund’s performance to the performance of a “universe” of other ultra-short bond funds identified by FUSE for the same time periods (the “Performance Universe”).  The Committee noted that the FUSE report for each Fund included fee and expense data for the Performance Universe.  The Committee also noted that, although FUSE’s process typically results in the identification of a narrower group of similar funds based on asset levels from the Performance Universe for comparative fee and expense data evaluation (the “Peer Group”), the Peer Group constituent funds identified by FUSE for each Fund were the same as the Performance Universe constituent funds.  In this connection, the Committee considered FUSE’s description of its methodology for identifying each Fund’s Performance Universe/Peer Group and explanation that the 100% overlap in Peer Group and Performance Universe constituents was attributable to the Funds’ strategy and pricing features.
The Committee noted that each Fund’s investment results were consistent with its investment objective to seek a high level of income consistent with preservation of capital.   The Committee also observed that each Fund outperformed the median return of its Performance Universe for the three-year and one-year periods ended December 31, 2017, ranking in the first quartile for both periods.
After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds:  The Committee considered that pursuant to the Advisory Agreement the Funds do not pay the Adviser an advisory fee.  The Committee also compared each Fund’s total net expense ratio to the Peer Group and noted each Fund’s percentile rankings.  The Committee also reviewed the average and median expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements), of the Peer Group.  Each Fund’s total net expense ratio was below the average and median expense ratios of the Peer Group.
The Committee did not consider profitability as no advisory fee was paid by the Funds.
The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate.

Economies of Scale:  The Committee did not consider economies of scale to be relevant given that no advisory fee was paid by the Funds.
Overall Conclusions
Based on the foregoing, the Committee determined that the continuation of the Advisory Agreement is in the best interest of each Fund, in light of the extent and quality of the services provided and other benefits received by the Adviser and the advisory fee structure.  In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors.  At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.
Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional annual term.

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2013	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Inc. (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2013	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairmanof the Audit Committee	Since 2013	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2013	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present);
Western Asset Inflation-Linked
Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Maynard F. Oliverius (1943)	Trustee	Since 2013	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2013	Current: Portfolio Consultant (2010-present); Member, Governing Council (2013-present) and Executive Committee (2016-2018), Independent Directors Council Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48
Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2014 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

OFFICERS

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years

Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2014
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*   The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

•	We use your information in connection with servicing your accounts.
•	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.
•	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.
•	We use information for security purposes. We may use your information to protect our company and our customers.
•
We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

•	We use information as otherwise permitted by law, as we may notify you.

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

•
Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim
Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to
Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies.

You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)   (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
       (2) Not applicable.
       (3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $123,705 and $122,421 for the fiscal years ending September 30, 2018 and September 30, 2017, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending September 30, 2018 and September 30, 2017, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $30,693 and $26,002 for the fiscal years ending September 30, 2018 and September 30, 2017, respectively.
The registrant’s principal accountant did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending September 30, 2018 and September 30, 2017, respectively.
The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends

o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g)   The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $30,693 and $26,002 for the fiscal years ending September 30, 2018 and September 30, 2017, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded  based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Strategy Funds Trust
By:         /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
 Date:     December 11, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
Date:      December 11, 2018
By:         /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      December 11, 2018